Exhibit 10(a)69











                                     PENSION PLAN
                                   FOR EMPLOYEES OF
                                ALABAMA POWER COMPANY


                               AS AMENDED AND RESTATED
                           EFFECTIVE AS OF JANUARY 1, 1989

                                  TABLE OF CONTENTS


                                                                       Page

          ARTICLE I

                                     Definitions  . . . . . . . . . . .   2

          ARTICLE II

                                     Eligibility  . . . . . . . . . . .  14
               2.1  Employees . . . . . . . . . . . . . . . . . . . . .  14
               2.2   Employees represented by  a collective bargaining
                    agent . . . . . . . . . . . . . . . . . . . . . . .  14
               2.3    Persons in  military  service  and Employees  on
                    authorized leave of absence . . . . . . . . . . . .  14
               2.4  Employees reemployed  . . . . . . . . . . . . . . .  15
               2.5  Participation upon return to eligible class . . . .  15
               2.6  Exclusion of certain categories of employees  . . .  16
               2.7  Waiver of participation . . . . . . . . . . . . . .  16

          ARTICLE III

                                      Retirement  . . . . . . . . . . .  17
               3.1  Retirement at Normal Retirement Date  . . . . . . .  17
               3.2  Retirement at Early Retirement Date . . . . . . . .  17
               3.3  Retirement at Deferred Retirement Date  . . . . . .  17

          ARTICLE IV

                         Determination of Accredited Service  . . . . .  18
               4.1  Accredited Service pursuant to Prior Plan . . . . .  18
               4.2  Accredited Service  . . . . . . . . . . . . . . . .  18
               4.3  Accredited Service and Years of Service in respect
                    of   service   of  certain   Employees  previously
                    employed   by  the   Employer  or   by  Affiliated
                    Employers . . . . . . . . . . . . . . . . . . . . .  20
               4.4  Accrual  of  Retirement  Income during  period  of
                    total disability  . . . . . . . . . . . . . . . . .  21
               4.5  Employees leaving Employer's service  . . . . . . .  22
               4.6  Transfers to or from Affiliated Employers . . . . .  23
               4.7  Transfers   from   Savannah  Electric   and  Power
                    Company . . . . . . . . . . . . . . . . . . . . . .  24
               4.8  Retirement income for  certain former employees of
                    Southern Electric Generating Company  . . . . . . .  25

          ARTICLE V

                                  Retirement Income . . . . . . . . . .  26

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               5.1  Normal Retirement Income  . . . . . . . . . . . . .  26
               5.2  Minimum Retirement Income payable  upon retirement
                    at  Normal Retirement Date  or Deferred Retirement
                    Date  . . . . . . . . . . . . . . . . . . . . . . .  26
               5.3 Minimum Retirement Income upon retirement at Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement . 27
               5.4  Calculation of Social Security Offset . . . . . . .  28
               5.5  Early Retirement Income . . . . . . . . . . . . . .  29
               5.6  Deferred Retirement Income  . . . . . . . . . . . .  29
               5.7  Payment of Retirement Income  . . . . . . . . . . .  30
               5.8  Termination of Retirement Income  . . . . . . . . .  31
               5.9  Required distributions  . . . . . . . . . . . . . .  31
                    5.10     Suspension   of  Retirement   Income  for
                    reemployment  . . . . . . . . . . . . . . . . . . .  33
               5.11     Increase  in  Retirement   Income  of  retired
                    Employees for service prior to January 1, 1991  . .  33
               5.12   Special provisions relating to  the treatment of
                    absence of an Employee from the service of the Employer to serve in the Armed Forces of the
                    United States . . . . . . . . . . . . . . . . . . .  34

          ARTICLE VI

                               Limitations on Benefits  . . . . . . . .  38
               6.1  Maximum Retirement Income . . . . . . . . . . . . .  38
               6.2  Adjustment  to  Defined Benefit  Dollar Limitation
                    for Early or Deferred Retirement  . . . . . . . . .  39
               6.3  Adjustment of  limitation for Years of  Service or
                    participation . . . . . . . . . . . . . . . . . . .  40
               6.4  Preservation of Accrued Retirement Income . . . . .  40
               6.5  Limitation on benefits from multiple plans  . . . .  41
               6.6  Special   rules  for  plans   subject  to  overall
                    limitations under Code Section 415(e) . . . . . . .  42
               6.7  Combination of Plans  . . . . . . . . . . . . . . .  43
               6.8  Incorporation of Code Section 415 . . . . . . . . .  43

          ARTICLE VII

                                  Provisional Payee . . . . . . . . . .  44
               7.1  Adjustment  of Retirement  Income  to provide  for
                    payment to Provisional Payee  . . . . . . . . . . .  44
               7.2  Form and time of election and notice requirements .  44
               7.3  Circumstances  in  which election  and designation
                    are inoperative . . . . . . . . . . . . . . . . . .  45
               7.4  Pre-retirement death benefit  . . . . . . . . . . .  46
               7.5  Post-retirement  death  benefit - qualified  joint
                    and survivor annuity  . . . . . . . . . . . . . . .  48
               7.6  Election  and  designation   by  former   Employee
                    entitled to  Retirement Income in  accordance with
                    Article VIII  . . . . . . . . . . . . . . . . . . .  48

               7.7  Death  benefit for  Provisional  Payee  of  former
                    Employee  . . . . . . . . . . . . . . . . . . . . .  50
               7.8  Limitations on Employee's and  Provisional Payee's
                    benefits  . . . . . . . . . . . . . . . . . . . . .  50
               7.9  Effect of election under Article VII  . . . . . . .  51

          ARTICLE VIII

                                Termination of Service  . . . . . . . .  52
               8.1  Vested interest . . . . . . . . . . . . . . . . . .  52
               8.2  Early distribution of vested benefit  . . . . . . .  52
               8.3  Years of Service of reemployed Employees  . . . . .  53
               8.4  Cash-out and buy-back . . . . . . . . . . . . . . .  54
               8.5 Calculation of present value for cash-out of benefits and for determining amount of benefits . . 55
               8.6  Retirement Income under Prior Plan  . . . . . . . .  57
               8.7  Requirement for Direct Rollovers  . . . . . . . . .  57

          ARTICLE IX

                                    Contributions . . . . . . . . . . .  59
               9.1  Contributions generally . . . . . . . . . . . . . .  59
               9.2  Return of Employer contributions  . . . . . . . . .  59
               9.3  Expenses  . . . . . . . . . . . . . . . . . . . . .  60

          ARTICLE X

                                Administration of Plan  . . . . . . . .  61
               10.1 Retirement Board  . . . . . . . . . . . . . . . . .  61
               10.2 Organization  and  transaction   of  business   of
                    Retirement Board  . . . . . . . . . . . . . . . . .  61
               10.3 Administrative   responsibilities  of   Retirement
                    Board . . . . . . . . . . . . . . . . . . . . . . .  61
               10.4 Retirement Board, the "Administrator" . . . . . . .  62
               10.5 Fiduciary responsibilities  . . . . . . . . . . . .  63
               10.6 Employment of actuaries and others  . . . . . . . .  63
               10.7 Accounts and tables . . . . . . . . . . . . . . . .  63
               10.8 Indemnity of members of Retirement Board  . . . . .  64
               10.9 Areas in which the  Retirement Board does not have
                    responsibility  . . . . . . . . . . . . . . . . . .  64
               10.10 Claims Procedures  . . . . . . . . . . . . . . . .  65

          ARTICLE XI

                                 Management of Trust  . . . . . . . . .  66
               11.1 Trust . . . . . . . . . . . . . . . . . . . . . . .  66
               11.2 Disbursement of the Trust Fund  . . . . . . . . . .  66
               11.3 Rights in the Trust . . . . . . . . . . . . . . . .  66
               11.4 Merger of the Plan  . . . . . . . . . . . . . . . .  67

          ARTICLE XII

                               Termination of the Plan  . . . . . . . .  68
               12.1 Termination of the Plan . . . . . . . . . . . . . .  68
               12.2 Limitation on  benefits  for certain  highly  paid
                    employees . . . . . . . . . . . . . . . . . . . . .  68
               12.3 Allocation of Trust upon termination  . . . . . . .  69

          ARTICLE XIII

                                Amendment of the Plan . . . . . . . . .  70
               13.1 Amendment of the Plan . . . . . . . . . . . . . . .  70

          ARTICLE XIV

                                  Special Provisions  . . . . . . . . .  71
               14.1 Adoption of Plan by other corporations  . . . . . .  71
               14.2 Exclusive benefit . . . . . . . . . . . . . . . . .  72
               14.3 Assignment or alienation  . . . . . . . . . . . . .  72
               14.4 Voluntary undertaking . . . . . . . . . . . . . . .  73
               14.5 Top-Heavy Plan requirements . . . . . . . . . . . .  73
                    14.6 Determination of Top-Heavy status  . . . . . .  73
               14.7 Minimum  Retirement  Income  for   Top-Heavy  Plan
                    Years . . . . . . . . . . . . . . . . . . . . . . .  77
               14.8 Vesting requirements for Top-Heavy Plan Years . . .  78
               14.9 Adjustments  to  maximum  benefits  for  Top-Heavy
                    Plans . . . . . . . . . . . . . . . . . . . . . . .  79

          ARTICLE XV

                           Post-retirement Medical Benefits . . . . . .  80
               15.1 Definitions . . . . . . . . . . . . . . . . . . . .  80
               15.2 Eligibility  of  Pensioned  Employees   and  their
                    Spouses . . . . . . . . . . . . . . . . . . . . . .  81
               15.3 Medical benefits  . . . . . . . . . . . . . . . . .  81
               15.4 Termination of coverage . . . . . . . . . . . . . .  81
               15.5 Continuation of coverage to certain individuals . .  82
               15.6 Contributions to fund medical benefits  . . . . . .  83
               15.7 Pensioned Employee Contributions  . . . . . . . . .  84
               15.8 Amendment of Article XV . . . . . . . . . . . . . .  84
               15.9 Termination of Article XV . . . . . . . . . . . . .  85
               15.10 Reversion of assets upon termination . . . . . . .  85

          ARTICLE XVI

                        Post-retirement Medical Benefits Prior
                       to Attainment of Normal Retirement Date  . . . .  86
               16.1  Definitions  . . . . . . . . . . . . . . . . . . .  86
               16.2  Application for and commencement of Coverage . . .  87
               16.3  Medical benefits . . . . . . . . . . . . . . . . .  87
               16.4  Termination of coverage  . . . . . . . . . . . . .  87
               16.5  Continuation of coverage to certain individuals  .  88
               16.6  Contributions to fund medical benefits . . . . . .  89
               16.7  Pensioned Employee Contributions . . . . . . . . .  90

               16.8  Amendment of Article XVI . . . . . . . . . . . . .  91
               16.9  Termination of Article XVI . . . . . . . . . . . .  91
               16.10  Reversion of Assets upon Termination  . . . . . .  92

                                Introductory Statement



               The Pension Plan for Employees of Alabama Power Company, as amended and restated effective as of January 1, 1989 and hereinafter set forth (the "Plan"), is a modification and continuation of the Pension Plan for Employees of Alabama Power Company which originally became effective July 1, 1944, and has been amended from time to time.

               Since  the  enactment  of  the  Employee  Retirement  Income
          Security Act of 1974 ("ERISA"), the Plan has been amended numerous times to comply with changes in the law and to achieve other administrative goals. Initially, the Plan was amended and restated in 1976 to comply with ERISA. Thereafter, the Plan was again amended and restated in 1986 to comply with the Tax Equity and Fiscal Responsibility Act of 1982, the Retirement Equity Act of 1984, and the Deficit Reduction Act of 1984. In more recent years, the Plan has been amended and restated three times to comply with the Tax Reform Act of 1986 -- first in 1989, second in 1991 and again as amended and restated herein. The amendment and restatement set forth herein consolidates those amendments made in 1989 and 1991 and provides for such other appropriate changes as are required by the law. Accordingly, this amendment and restatement is effective as of January 1, 1989. Where appropriate, amendments to the Plan which have a different effective date are noted.

               Retirement Income of former Employees (or Provisional Payees of former Employees) who retired in accordance with the provisions of the Prior Plan, as defined herein, is payable in accordance with the provisions of the Prior Plan.

               All contributions made by the Employer to this Plan are expressly conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, including any amendments to the Plan, and upon the deductibility of such contributions by the Employer pursuant to Section 404 of the Code.

                                      ARTICLE I

                                     Definitions

               The following words and phraseology as used herein have the following meanings unless a different meaning is plainly required by the context:
          1
               1.1 "Accrued Retirement Income" means with respect to any Employee at any particular date, the Retirement Income, determined pursuant to Section 5.1, commencing on his Normal Retirement Date which would be payable to such Employee in the form of a single life annuity on the basis of his Accredited Service to the date as of which the computation of Retirement Income is made.

               1.2 "Accredited Service" means with respect to any Employee included in the Plan, the period of service as provided in
          Article IV.   For purposes of  calculating Accredited Service  in
          Article IV, such Service shall include, in the case of a former employee of Birmingham Electric Company ("BECO") who became an Employee by reason of the merger of BECO into the Employer, any years of Accredited Service accrued to him to December 1, 1953 under the BECO Plan.

               1.3 "Actuarial Equivalent" means a benefit of equivalent value when computed on the basis of five percent (5%) interest per annum, compounded annually and the 1951 Group Annuity Mortality Table for males. The ages for all Employees under the above table shall be set back six (6) years and the ages for such Employees' spouses shall be set back one year. All actuarial adjustments and actuarial determinations required and made under the terms of the Plan shall be calculated in accordance with such assumptions.

               1.4 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

               1.5    "Average Monthly  Earnings"  means the  greater  of:
          (a) an Employee's Monthly Earnings averaged over the three (3) highest Plan Years of participation which shall produce the highest monthly average within the last ten (10) Plan Years; or
          (b) an Employee's Monthly Earnings averaged over the three (3) highest Plan Years of participation which shall produce the highest monthly average within the last ten (10) Plan Years during which the Employee actively performed services for the Employer. If an Employee has completed less than three (3) Plan Years of participation upon his termination of employment, his Average Monthly Earnings will be based on his Earnings during his participation to his date of termination.

               1.6 "Board of Directors" means the Board of Directors of Alabama Power Company.

               1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               1.8 "Current Accrued Retirement Income" means an Employee's Accrued Retirement Income under the Plan, determined as if the Employee had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Section 415(b)(2) of the Code. In determining the amount of an Employee's Current Accrued Retirement Income, the following shall be disregarded:

               (a) any change in the terms and conditions of the Plan after May 5, 1986; and

               (b) any cost of living adjustment occurring after May 5, 1986.

               1.9 "Deferred Retirement Date" means the first day of the month after a retirement subsequent to the Normal Retirement Date.

               Employment subsequent to Normal Retirement Date shall be deemed to be a retirement if an Employee has less than forty (40) Hours of Service during a calendar month.

               1.10     "Defined  Benefit   Dollar  Limitation"  means  the
          limitation set forth in Section 415(b)(1)(A) or (d) of the Code.

               1.11 "Defined Contribution Dollar Limitation" means the limitation set forth in Section 415(c)(1)(A) of the Code.

               1.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

               1.13 "Early Retirement Date" means the first day of the month following the retirement of an Employee on or after his fifty-fifth (55th) birthday and before his sixty-fifth (65th) birthday.

               1.14 (a) "Earnings" with respect to any Employee including any Employee whose service is terminated by reason of disability (as defined in Section 4.4) means (1) the highest annual rate of salary or wages of an Employee of the Employer or employee of any Affiliated Employer within any Plan Year before deductions for taxes, Social Security, etc., (2) all amounts contributed by the Employer or any Affiliated Employer to The Southern Company Employee Savings Plan as Elective Employer Contributions, as said term is described under Section 4.1 of such plan, pursuant to the Employee's exercise of his deferral option made thereunder in accordance with the requirements of Section 401(k) of the Code, and (3) all amounts contributed by the Employer or any Affiliated Employer to The Southern Electric System Flexible Benefits Plan or The Southern Company Flexible Benefits Plan on behalf of an Employee pursuant to his salary reduction election, and applied to provide one or more of the optional benefits available under such plan, but (4) shall exclude all amounts deferred under any non-qualified deferred compensation plan maintained by the Employer or any Affiliated Employer.

               (b) Notwithstanding the above, "Earnings" with respect to any commissioned salesperson means the salary or wages of an Employee of the Employer or employee of any Affiliated Employer within any Plan Year, without including overtime, and before deductions for taxes, Social Security, etc. but applying those adjustments identified in paragraphs (a)(2), (3) and (4) above.

               (c) With respect to an Employee whose service terminates because of a disability under Section 4.4, Earnings shall be deemed to continue in effect throughout the period of the Employee's Disability Leave, as also defined in Section 4.4.

               (d) With respect to calculating the Prior Plan Retirement Income of an Employee who is a "participant in the Plan" as provided in Section 5.12, Earnings shall be determined for the recognized period of his absence to serve in the Armed Forces of the United States at the rate which is paid to him on the day he returns to the service of the Employer as provided in paragraph (a) of Section 5.12 or at the rate which was payable to him at the time he left the employment of the Employer to enter the Armed Forces of the United States, if such amount was greater.

               (e) For Plan Years beginning after December 31, 1988 and prior to January 1, 1994, the annual compensation of each Employee taken into account for purposes of this Plan shall not exceed $200,000 (as adjusted by the Secretary of Treasury). The imposition of this limitation shall not reduce an Employee's Retirement Income below the amount as determined on December 31,

          1988. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with Code
          Section 401(a)(17). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (the "determination period") beginning in such calendar year. If the determination period is less than twelve (12) months, the limit shall be prorated.

               If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year beginning on or after January 1, 1989 or January 1, 1994, as applicable, the compensation for that prior determination period is subject to the $200,000 or the $150,000 compensation limit in effect for that prior determination period.

               Notwithstanding any other provision in the Plan, each Employee's Accrued Retirement Income under this Plan will be the greater of:

               (a) the Employee's Accrued Retirement Income as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Treasury Regulation
                    Section 1.401(a)(4)-13, or

               (b) the Employee's Accrued Retirement Income determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's total Years of Service taken into account under the Plan for purposes of benefit accruals.

               For purposes of this Section 1.14, the rules of Section 414(q)(6) of the Code shall apply in determining the adjusted $200,000 or $150,000 limitation, as applicable, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $200,000 or $150,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each individual's Earnings determined under this
          Section 1.14 prior to the application of this limitation.

               1.15 "Effective Date" means the original effective date of the Plan, July 1, 1944. The effective date of this amendment and restatement means January 1, 1989.

               1.16 "Eligibility Year of Service" is a Year of Service commencing on the Employee's date of employment or reemployment or anniversary date thereof.

               1.17 "Employee" means any person who is currently employed by the Employer as (a) a regular full-time employee, (b) a regular part-time employee, (c) a cooperative education employee, or (d) a temporary employee (whether full-time or part-time) paid directly or indirectly by the Employer. The term also includes "leased employees" within the meaning of Section 414(n)(2) of the Code, unless the total number of leased employees constitutes less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of Section 414(n)(5)(C)(ii) and such leased employees are covered by a plan described in Section 414(n)(5)(B) of the Code.

               1.18 "Employer" means Alabama Power Company, any successor or successors thereof and any wholly owned subsidiary thereof which the Board of Directors may from time to time, and upon such terms and conditions as may be fixed by the Board of Directors, determine to bring under the Plan, and any other corporation which shall adopt this Plan and Trust Agreement pursuant to
          Section 14.1 by appropriate resolution authorized by the board of directors of said adopting corporation.

               1.19 "Full Current Costs" means the normal cost, as defined in Treasury Regulation Section 1.404(a)-6, for all years since the Effective Date of the Plan, plus interest on any unfunded liability during such period.

               1.20 "Hour of Service" means an Employee shall be credited with one Hour of Service for each hour for which (a) he is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Employer, and such hours shall be credited to the Employee for the computation period or periods in which the duties are performed; (b) he is paid, or entitled to payment, by the Employer or an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence in which case the Employee shall be credited with Hours of Service for the computation period or periods in which the period during which no duties were performed occurs;
          (c) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliated Employer, in which case the Employee shall be credited with Hours of Service for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made; and (d) solely for the purpose of calculating Vesting Years of Service, he was on any form of authorized leave of absence. The same Hours of

          Service  shall not be credited  under clauses (a),  (b), (c), and
          (d).

               An Employee who is entitled to be credited with Hours of Service in accordance with clause (b) or (d) of this Section shall be credited with such number of Hours of Service for the period of time during which no duties were performed as though he were in the active employment of the Employer during such period of time. However, an Employee shall not be credited with Hours of Service in accordance with clause (b) of this Section for unused vacation for which payment is received at termination of employment, or if the payment which is made to him or to which he is entitled in accordance with clause (b) is made or due under a plan maintained solely for the purpose of complying with applicable Worker's Compensation, or unemployment compensation or disability insurance laws, or if such payment is one which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

               Provided there is no duplication of Hours of Service credited in accordance with the foregoing provisions, if an Employee is "a participant in the Plan" within the meaning of that term as defined in paragraph (a) of Section 5.12, he shall be credited with such number of Hours of Service with respect to all or such portion of the period of his absence to serve in the Armed Forces of the United States as may be recognized under paragraph (b) of Section 5.12 as though he were in the active employment of the Employer during the recognized period of his absence to serve in the Armed Forces.

               For the period from January 1, 1989 to December 31, 1991, provided there is no duplication of Hours of Service credited in accordance with the foregoing provisions, an Employee shall be credited with Hours of Service during an authorized leave of absence to carry on union business as provided in Section 2.3, 4.1, and 4.2, if such Employee elects to receive credit for Hours of Service and Accredited Service in accordance with Sections 2.3, 4.1, and 4.2

               The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations 2530.200b-2 are incorporated in the Plan by this reference and made a part hereof.

               1.21  "Limitation Year" means the Plan Year.

               1.22 "Monthly Earnings" means one-twelfth (1/12) of the Earnings of an Employee of the Employer during a Plan Year.

               1.23 "Normal Retirement Date" means the first day of the month following an Employee's sixty-fifth (65th) birthday, except that the Normal Retirement Date of any Employee hired on or after his sixtieth (60th) birthday shall be the fifth (5th) anniversary of his initial participation in the Plan.

               1.24 "One-Year Break in Service" means a twelve (12) consecutive month period commencing on or after January 1, 1976 which would constitute a Year of Service but for the fact that the Employee has not completed more than 500 Hours of Service during such period.

               Solely for the purpose of determining whether a One-Year Break in Service has occurred for eligibility or vesting purposes, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. In no event shall Hours of Service credited under this paragraph be in excess of the amount necessary to prevent a One-Year Break in Service from occurring. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service shall be credited under this paragraph: (a) in the vesting or eligibility period in which the absence begins if the Hours of Service credited are necessary to prevent a One-Year Break in Service in such period, and (b) in all other cases, in the vesting or eligibility period following the period in which the absence begins.

               1.25 "Past Service" means with respect to any Employee included in the Plan, the period of his Accredited Service prior to January 1, 1989 as determined under the Prior Plan.

               1.26 "Plan" means the Pension Plan for Employees of Alabama Power Company, as set forth herein and as hereinafter amended, effective January 1, 1989.

               1.27 "Plan Year" means the twelve (12) month period commencing on the first day of January and ending on the last day of December next following.

               1.28 "Plan Year of Service" is a Year of Service determined as if the date of employment or reemployment is the first day of the Plan Year.

               1.29 "Prior Plan" means the Plan in effect prior to January 1, 1989.

               1.30 "Provisional Payee" means a spouse designated or deemed to have been designated by an Employee or former Employee pursuant to Article VII to receive Retirement Income on the death of the Employee or former Employee.

               1.31 "Qualified Election" means an election by an Employee or former Employee that concerns the form of distribution of Retirement Income that must be in writing and must be consented to by the Employee's Spouse. The Spouse's consent to such an election must acknowledge the effect of such election, must be in writing, and must be witnessed by a notary public. Notwithstanding this consent requirement, if the Employee establishes to the satisfaction of the Retirement Board that such written consent may not be obtained because the Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, an election by the Employee will be deemed a Qualified Election. Any consent necessary under this provision shall be valid and effective only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, with respect to such Spouse.

               A revocation of a prior Qualified Election to waive the payment of Retirement Income to the Employee's Spouse may be made by the Employee without consent at any time commencing within 90 days before such Employee's 55th birthday but not later than before the commencement of Retirement Income. A Qualified Election or the revocation of a Qualified Election shall be on a form furnished by the Retirement Board and filed within the time prescribed for making such election.

               1.32 "Retirement Board" means the managing board of the Plan provided for in Article X.

               1.33 "Retirement Date" means the Employee's Normal, Early, or Deferred Retirement Date, whichever is applicable to him.

               1.34 "Retirement Income" means the monthly Retirement Income provided for by the Plan.

               1.35 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through (e) below which shall exceed $168 per month on and after January 1, 1989, and $250 per month, on and after January 1, 1991, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be the aggregate Accredited Service the Employee could have accumulated if he had continued his employment until his Normal Retirement Date. For purposes of determining the estimated Federal primary

          Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in
          Section 5.4(b) and shall be determined pursuant to the following, as applicable:

               (a) With regard to an Employee described in Section 5.2, the Social Security benefit shall be computed at retirement. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled, it shall be assumed that he will receive no wages for Social Security purposes after his retirement on his Normal Retirement Date or Deferred Retirement Date, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his retirement.

               (b) With regard to an Employee described in Section 5.3(a), the Social Security benefit to which it is estimated that he will be entitled at sixty-five (65), shall be computed at the time of his retirement. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled at age sixty-five (65), it shall be assumed that he will receive no wages for Social Security purposes after his Early Retirement Date, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at his Early Retirement Date.

               (c) With regard to an Employee described in Section 5.3(b), the Social Security benefit to which it is estimated that he would have been entitled to receive at age sixty-five (65) or his date of death, if later, had he not died, shall be computed at the time of his death. In estimating the amount of Federal primary Social Security benefit to which the Employee would have been entitled at age sixty-five (65) or his date of death, if later, it shall be assumed that he would not have received any wages for Social Security purposes after the date of his death, and it will be further assumed in calculating his Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his death.

               (d) With regard to an Employee described in Section 5.3(c), the Social Security benefit to which it is estimated that he will become entitled at age sixty-five (65) or his date of termination, if later, shall be computed at the date of termination. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled at age sixty-five (65) or his date of termination, if later, it shall be assumed that he will receive no wages for Social Security purposes after his date of termination, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at his date of termination.

               (e) With regard to an Employee described in Section 5.3(d), the Social Security benefit to which it is estimated that he would have been entitled to receive at age sixty-five (65) or his initial date of disability, if later, had he not become disabled, shall be computed at the time of his retirement. In estimating the amount of Federal primary Social Security benefit to which the Employee would have been entitled at age sixty-five (65) or his date of disability, if later, it shall be assumed that he would have received wages for Social Security purposes as specified in Section 5.4, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his retirement.

               1.36 "Social Security  Retirement Age" means  age sixty-five
          (65) if the Employee attains age sixty-two (62) before January 1, 2000 (i.e., born before January 1, 1938), age sixty-six (66) if the Employee attains age sixty-two (62) after December 31, 1999, but before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age sixty-seven (67) if the Employee attains age sixty-two (62) after December 31, 2016 (i.e., born after December 31, 1954).

               1.37 "Trust" or "Trust Fund" means all such money or other property which shall be held by the Trustee pursuant to the terms of the Trust Agreement or pursuant to contracts with life insurance companies.

               1.38 "Trust Agreement" means the trust agreement or agreements between the Employer and the Trustee established for the purpose of funding the Retirement Income to be paid.

               1.39 "Trustee" means the trustee or trustees acting as such under the Trust Agreement, including any successor or successors.

               1.40 "Vesting Year of Service" means an Employee's Years of Service including: (a) Years of Service with an Affiliated Employer; (b) in the case of an employee of Birmingham Electric

          Company who, prior to his Normal Retirement Date, became and remained an Employee of the Employer until December 1, 1952, and was an active Employee of the Employer on January 1, 1961, his service with Birmingham Electric Company; (c) subject to the eligibility requirements of Section 2.3, active service with the Armed Forces of the United States if the Employee entered or enters active service or training in such Armed Forces directly from the employ of the Employer and after discharge or release therefrom returns within ninety (90) days to the employ of the Employer or is deemed to return under Section 2.3 because of the death of such Employee while in active service with such Armed Forces; and (d) any period during which the Employee was on any other form of authorized leave of absence. For purposes of this
          Section 1.40 in determining Vesting Years of Service with respect to a period of absence referred to in clause (c) or (d) of this
          Section 1.40, an Employee shall be credited with Hours of Service as though the period of absence were a period of active employment with the Employer.

               1.41 "Year of Service" means with respect to an Employee in the service of the Employer on or after January 1, 1976:

               (a) if the Employee was hired prior to January 1, 1976, each twelve (12) consecutive month period, computed from the Employee's most recent date of hire by the Employer, during his last period of continuous service as a full-time regular Employee (except that service prior to July 1, 1944 need not have been continuous) with the Employer immediately prior to January 1, 1976 (including service with Commonwealth and predecessor companies and service with Affiliated Employers and service with companies or properties heretofore affiliated or associated prior to the date of severance of such affiliation or association) and any subsequent twelve (12) consecutive month period commencing on an anniversary date of such date of hire (or date of reemployment as provided in Section 2.4), provided that in each such twelve
          (12) consecutive month period commencing on or after January 1, 1975 he has completed at least 1000 Hours of Service; or

               (b)  if the Employee is hired on or after January 1, 1976, a twelve (12) consecutive month period after December 31, 1975, commencing on the Employee's most recent date of hire by the Employer (or date of reemployment as provided in Section 2.4), and any subsequent twelve (12) consecutive month period commencing on an anniversary date of such date of hire, provided he has completed at least 1000 Hours of Service during each such twelve (12) consecutive month period; and

               (c) to the extent not resulting in duplication, each Year of Service restored to the Employee upon reemployment as provided in Section 8.3.

               An Employee's vested interest in his Accrued Retirement Income shall be based on his Vesting Years of Service and an Employee's eligibility to participate in the Plan pursuant to
          Article II shall be based on his Eligibility Year of Service. Breaks in service will be measured on the same computation period as the Year of Service. Effective on and after January 1, 1995, an Employee's accrual of Retirement Income shall be based solely on an Employee's Plan Year of Service, without regard to an Employee's completion of a Vesting Year of Service ending within such Plan Year.

               In the Plan and Trust Agreement, where the context requires, words in the masculine gender include the feminine and neuter genders and words in the singular include the plural and words in the plural include the singular.

                                      ARTICLE II

                                     Eligibility
          2
               2.1 Employees. Each Employee participating in the Plan as of January 1, 1989 shall continue to be included in the Plan. Each other Employee, except as provided in this Article, shall be included in the Plan on the first day of the month next following the date on which he first completes an Eligibility Year of Service.

               2.2 Employees represented by a collective bargaining agent. An Employee who is represented by a collective bargaining agent may participate in the Plan, subject to its terms, if the representative(s) of his bargaining unit and the Employer mutually agree to participation in the Plan by members of his bargaining unit.

               2.3 Persons in military service and Employees on authorized leave of absence. Any person not already included in the Plan who leaves or has left the employ of the Employer to enter the Armed Forces of the United States or is on authorized leave of absence without regular pay and who returns to the employ of the Employer within ninety (90) days after discharge from such military service or on or before termination of his leave of absence, shall, upon such return, be included in the Plan effective as of the first day of the month next following the date on which he first met or meets the eligibility requirement of Section 2.1. In determining whether an Employee entering the service of the Employer has completed an Eligibility Year of Service, his Hours of Service prior to such authorized leave of absence without regular pay or entry into the Armed Forces shall be taken into account, and for purposes of Section 2.4, he shall be deemed not to have incurred a One-Year Break in Service by reason of such absence.

               If an Employee dies while in active service with the Armed Forces of the United States, such Employee shall be deemed to have returned to the employ of the Employer on his date of death.

               An Employee not already included in the Plan who is on authorized leave of absence and receiving his regular pay shall be considered credited with Hours of Service as though the period of absence was a period of active employment with the Employer, and he shall be included in the Plan if and when he meets the requirements of this Article II regardless of whether he is, on the date of such inclusion, on such leave of absence.

               An Employee not already included in the Plan who is granted a leave of absence on or after January 1, 1981 to serve as Business Manager or Assistant Business Manager of System Council U-19 and who makes timely written election to participate in the Plan during such leave of absence, shall be credited with Hours of Service as though the period of absence was a period of active employment with the Employer for the period (or portion of the period). Such Employee shall be included in the plan when he meets the requirements of this Article II if he is, on the date of such inclusion, on such leave of absence or has returned to the active employment of the Employer. The crediting of Hours of Service with respect to such Employee shall continue only so long as such employee remains on leave in such capacity as stated above.

               2.4 Employees reemployed. An Employee whose service terminates at any time and who is reemployed as an Employee, unless excluded under Section 2.6, will be included in the Plan as provided in Section 2.1 unless:

               (a) prior to termination of his service he had completed at least one Year of Service; and

               (b)  upon  his  reemployment,  to  the  extent  provided  in
          Section 8.3 without regard to Section 8.4, he is entitled to restoration of his Years of Service, in which case he will be included in the Plan as of the date of his reemployment.

               For purposes of determining Years of Service of an Employee who is reemployed by the Employer subsequent to a One-Year Break in Service, a Year of Service subsequent to his reemployment shall be computed on the basis of the twelve (12) consecutive month period commencing on his date of reemployment or an anniversary thereof.

               2.5 Participation upon return to eligible class. I f a n Employee is a participant in the Plan before July 1, 1991, the exclusion from participation provided in Section 2.6, as it regards temporary employees, shall not apply with respect to such Employee, and such Employee shall be eligible to participate in the Plan after July 1, 1991 whether or not he is classified as a temporary employee.

               If an Employee first becomes a participant on or after July 1, 1991, in the event such Employee ceases to be a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a One-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Employee incurred a One-Year Break in Service, eligibility will be determined under
          Section 2.4 of the Plan.

               In all other instances, if an Employee is not a member of an eligible class of Employees but then becomes a member of an eligible class, such Employee will commence participation in the Plan as of the first day of the month next following the later of
          (a) the date such Employee completes an Eligibility Year of Service or (b) the date he becomes a member of an eligible class of Employees.

               2.6 Exclusion of certain categories of employees. Notwithstanding any other provision of this Article II, leased employees shall not be eligible to participate in the Plan. In addition, temporary employees, except Employees, as defined in
          Section 1.17, participating in the Plan prior to July 1, 1991 shall not be eligible to participate in the Plan. Thirdly, any person who is employed by Electric City Merchandise Company, Inc. on or after May 1, 1988, or who is employed by Savannah Electric and Power Company on or after March 3, 1988, shall not be entitled to accrue Retirement Income under the Plan while employed at such companies. Lastly, any person who is a member of the United Mine Workers at the date of his employment, or on October 1, 1948, or thereafter becomes a member of said union or any other mine workers union having a retirement or similar fund, shall on the date of his employment or on October 1, 1948 or the date of his becoming a member, whichever is later, be deemed for purposes of the Plan to have terminated his employment with the Employer on such date and shall not be eligible to participate in the Plan; provided that any such person shall again become an employee eligible to participate in the Plan upon termination of his membership in such union subject to inclusion in the Plan as a new employee.

               2.7 Waiver of participation. Effective January 1, 1991, notwithstanding the above, an Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated in writing to the Retirement Board effective on an Employee's date of hire or an anniversary thereof. Effective January 1, 1995, the election not to participate must be communicated in writing to and acknowledged by the Retirement Board and shall be effective as of the date set forth in such written waiver.

                                     ARTICLE III

                                      Retirement
          3
               3.1 Retirement at Normal Retirement Date. Each Employee eligible to participate in the Plan shall have a nonforfeitable right to his Accrued Retirement Income by no later than his sixty-fifth (65th) birthday, or in the case of any Employee hired on or after his sixtieth (60th) birthday, the fifth (5th) anniversary of his initial participation in the Plan. Notwithstanding the above, an Employee's Normal Retirement Date shall be as provided in Section 1.23.

               3.2 Retirement at Early Retirement Date. An Employee having at least ten (10) Years of Accredited Service (including any Accredited Service to which he is entitled under the pension plan of any Affiliated Employer from which such Employee was transferred pursuant to Section 4.6 or 4.7, or which was credited to him in accordance with Section 4.3, and including for purposes of this Section 3.2, Accredited Service under the Retirement
          Income Plan for Employees of Birmingham Electric Company, as amended ("BECO Plan") may elect to retire on an Early Retirement Date on or after his fifty-fifth (55th) birthday and before his sixty-fifth (65th) birthday and to have his Retirement Income commence on that date, or effective January 1, 1995, the first day of any month up to and including the Employee's Normal Retirement Date.

               3.3 Retirement at Deferred Retirement Date. An Employee included in the Plan may remain in active service after his Normal Retirement Date. The involuntary retirement of an
          Employee on or after his Normal Retirement Date shall not be permitted solely on the basis of the Employee's age, except in accordance with the provisions of the Age Discrimination in
          Employment Act, as amended from time to time. Termination of service of such an Employee for any reason after Normal Retirement Date shall be deemed retirement as provided in the Plan.

                                      ARTICLE IV

                         Determination of Accredited Service
          4
               4.1  Accredited Service pursuant to Prior Plan.

               (a) Each Employee who participated in the Prior Plan shall be credited with such Accredited Service, if any, earned under such Prior Plan as of December 31, 1988.

               (b) Each Employee who is on an approved leave of absence from the Employer to serve as Business Manager or Assistant Business Manager for System Council U-19, and who has made a timely written election to participate in the Plan during such leave in accordance with the Pension Agreement dated May 29, 1981, shall be credited with service for the Plan Year covered by such elections.

               4.2  Accredited Service.

               (a) Each Employee meeting the requirements of Article II shall, in addition to any Accredited Service to which he may be entitled in accordance with Section 4.1, be credited with Accredited Service as set forth in (b) below. Any such Employee who is on authorized leave of absence with regular pay shall be credited with Accredited Service during the period of such absence. Any such Employee who is a "participant in the Plan" within the meaning of that term as defined in paragraph (a) of
          Section 5.12 shall be credited with Accredited Service during all or such portion of the period of his absence to serve in the Armed Forces of the United States as may be recognized under paragraph (b) of Section 5.12. Employees on authorized leave of absence without regular pay, other than Employees deemed to accrue Hours of Service under Section 4.4, and persons in the Armed Forces who are not "participants in the Plan" within the meaning of that term as defined in paragraph (a) of Section 5.12 shall not be credited with Accredited Service for the period of such absence.

               An Employee who is on an approved leave of absence from the Employer to serve as Business Manager or Assistant Business Manager for System Council U-19, and who makes timely written election to participate in the Plan during such leave of absence, shall be credited with Accredited Service for the period (or portion of the period) after January 1, 1991 covered by such timely written election. For the purpose of determining the Earnings of such Employee during the period (or portion of the period) after January 1, 1991, of such leave of absence, he shall be deemed to have received Earnings at the rate of Earnings he would have been eligible to receive had he remained in the employ of the Employer.

               (b) For each Plan Year commencing after December 31, 1988, an Employee included in the Plan who is credited with a Vesting Year of Service for the twelve (12) consecutive month period ending on the anniversary date of his hire which occurs during such Plan Year shall be credited with Accredited Service as follows:

                    (1) if an Employee completes at least 1,680 Hours of Service in a Plan Year, he shall be credited with one year of Accredited Service;

                    (2) if an Employee completes less than 1,680 Hours of Service in a Plan Year, but not less than 1,000 Hours of Service, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service; or

                    (3) if an Employee's initial eligibility in the Plan shall occur after the beginning of the Plan Year, and the Employee shall therefore have completed less than 1,000 Hours of Service in such Plan Year, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service during such Plan Year after his inclusion in the Plan.

               Notwithstanding the above, effective January 1, 1995, an Employee's Accredited Service shall be calculated based on an Employee's accrual of a Plan Year of Service only and without regard to the requirement of a Vesting Year of Service.

               (c) If an Employee (1) who has previously satisfied the eligibility requirements under Article II shall again be included in the Plan at such time which is after the beginning of the Plan Year, or (2) shall terminate his employment for any reason before the close of such Plan Year and shall therefore have completed less than 1,000 Hours of Service in such Plan Year, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service during such Plan Year after his inclusion in the Plan or before his termination of employment in such Plan Year, as the case may be.

               (d)  In addition  to any  Accredited Service credited  under
          Section 4.1, an Employee shall be entitled to Accredited Service determined under the Prior Plan, without regard to the age requirement for eligibility to participate in the Prior Plan, in excess of the Accredited Service determined under the Prior Plan (including the age requirement for eligibility to participate in the Prior Plan). Such Accredited Service shall be considered Accredited Service after December 31, 1985 for purposes of calculating an Employee's Retirement Income under Article V.

               (e) In addition to the foregoing, Accredited Service may include Accredited Service accrued subsequent to a One-year Break in Service including such Accredited Service which may be restored in accordance with the provisions of Section 8.3.

               (f) Notwithstanding the above, the maximum number of years of Accredited Service with respect to any Employee participating in the Plan shall not exceed forty (40). Effective January 1, 1991, the maximum number of years of Accredited Service is increased to forty-three (43).

               4.3 Accredited Service and Years of Service in respect of service of certain Employees previously employed by the Employer or by Affiliated Employers. An Employee in the service of the Employer on January 1, 1976 or employed by it thereafter who meets the requirements of paragraph (a) of this Section 4.3, in addition to any other Years of Service or Accredited Service to which he may be entitled under the Plan, upon completion of an Eligibility Year of Service where required under Section 8.3(c) (which shall also be considered to be Accredited Service) shall be credited with such number of Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and such Accredited Service and Retirement Income as shall be determined in accordance with the provisions of paragraphs (b) and (c) of this Section 4.3.

               (a)  (1)  Such Employee  shall have  been employed  prior to
          January 1, 1976 by the Employer or by one or more Affiliated Employers; (2) he shall have terminated his service with Employer or such Affiliated Employer other than by retirement and he shall not be entitled to receive at any time any retirement income under the pension plan of any such prior employer in respect of any period of time for which he shall receive credit for Years of Service or Accredited Service under this Section 4.3; and (3) for Employees reemployed on or after January 1, 1985, the number of consecutive One-Year Breaks in Service incurred by the Employee prior to the date of his employment by the Employer does not equal or exceed the greater of (A) five (5), or (B) the aggregate number of his Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) with the Employer and such Affiliated Employer. The years of Accredited Service credited to an Employee reemployed prior to January 1, 1985, with regard to years of Accredited Service immediately prior to the termination of his service, shall be determined under the terms of the Plan in effect prior to January 1, 1985.

               (b) The number of Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and the Accredited Service, respectively, which shall be credited to such Employee shall be equal to the respective number of his Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and Accredited Service which were forfeited by the Employee and not restored under the pension plans of the Employer or an Affiliated Employer.

               (c) There shall be credited to the Employee Retirement Income equal to retirement income which was accrued by him under the pension plan of the Employer or an Affiliated Employer during the period of his Accredited Service which was forfeited and which is credited under the Plan in accordance with Section 4.3. The amount of Retirement Income credited in accordance with this paragraph (c) shall be treated as Prior Plan Retirement Income for purposes of determining the amount of Retirement Income to which the Employee is entitled, and shall be determined in accordance with the provisions of the pension plan of the Affiliated Employer in effect at the time the Employee's service with such Affiliated Employer terminated without regard to any minimum provisions of such pension plan; for this purpose and if relevant in respect of the Employee it shall be assumed that the pension plan of the Affiliated Employer in effect at the time the Employee's service with such Affiliated Employer terminated contained the provisions of Section 5.12 of the Plan and related amendments concerning absence from the service of the Employer to serve in the Armed Forces of the United States which became effective November 1, 1977. For Plan Years beginning after December 31, 1987, an Employee who meets the requirements of paragraph (a) of this Section 4.3 shall be deemed to have transferred to or from an Affiliated Employer for purposes of the transfer of assets or liabilities to or from the Plan in accordance with Section 4.6.

               4.4 Accrual of Retirement Income during period of total disability.

               (a)   If  an  Employee included  in  the  Plan shall  become
          totally disabled, as determined by the Retirement Board on the basis of medical evidence, after he has completed at least five
          (5) Vesting Years of Service and, by reason of such disability, he shall apply for and be granted either Social Security disability benefits or long-term disability benefits under a long-term disability benefit plan of the Employer, he shall be considered to be on a leave of absence, herein referred to as a "Disability Leave." An Employee's Disability Leave shall be deemed to begin on the initial date of the disability, as determined by the Retirement Board, and shall continue until the earlier of: (1) the end of the month in which he shall cease to be entitled to receive Social Security Disability benefits and long-term disability benefits under a long-term disability benefit plan of the Employer; (2) his death; and (3) his Retirement Date if he elects to have his Retirement Income commence on such date. During the period of the Employee's Disability Leave, he shall, for purposes of the Plan, be deemed to have received Earnings at the regular rate in effect for him.

               (b) A disabled Employee who applies for and would be granted long-term disability benefits under a long-term disability benefit plan of the Employer, if it were not for the fact that the deductions therefrom attributable to other disability benefits equal or exceed the amount of his unreduced benefit under a long-term disability benefit plan of the Employer, will be considered as being currently granted benefits under such long-term disability benefit plan.

               (c) An Employee's Disability Leave shall be deemed to be a period for which Hours of Service shall be credited to the Employee as though the period of his Disability Leave were a period of active employment.

               (d) If an Employee's Disability Leave shall terminate prior to his Normal Retirement Date and he shall fail to return to the employment of the Employer within sixty (60) days after the termination of such leave, his service shall be deemed to have terminated upon the termination of his Disability Leave and his rights shall be determined in accordance with Article VIII, unless at such time he shall be entitled to retire on an Early Retirement Date, in which event his termination of service shall be deemed to constitute his retirement under Section 3.2.

               (e)   Notwithstanding  the  above, the  years of  Accredited
          Service for any Employee whose initial date of disability occurred under the Prior Plan shall be determined under the terms of the Prior Plan.

               4.5 Employees leaving Employer's service. If the service of an Employee is terminated prior to retirement as provided by
          Article III, such Employee will forfeit any Vesting Years of Service and Accredited Service which he may have subject to possible restoration of some or all of his Vesting Years of Service and Accredited Service in accordance with Article VIII. The provisions of this Section 4.5 shall not affect the rights, if any, of an Employee under Article VIII nor shall the rights of an Employee be affected during or by reason of a layoff, due to lack of work, which continues for a period of one year or less, except that such period of layoff shall not be deemed to be service with the Employer. If the service of an Employee is terminated, or if he is not reemployed before the expiration of one year after being laid off for lack of work, and he is subsequently reemployed, he will be treated as provided in
          Section 2.4.

               Forfeitures arising by reason of an Employee's termination of service for any reason shall not be applied to increase the benefits any Employee would otherwise receive under the Plan but shall be used to reduce contributions of the Employer to the Plan.

               4.6  Transfers  to  or  from  Affiliated  Employers.    This
          Section 4.6 shall not apply to the transfer by an Employee to the Employer from Savannah Electric and Power Company on or after
          March 3, 1988. In the case of the transfer of an Employee (including an Employee included in the Prior Plan who was transferred in accordance with the Prior Plan) to an Affiliated Employer which has at the time of transfer a pension plan with substantially the same terms as this Plan, such Employee, if and when he commences to receive on or after his Normal Retirement Date retirement income under such pension plan of the Affiliated Employer to which transferred, shall receive retirement income under such pension plan attributable to years of Accredited Service with the Employer prior to the time of his transfer. If and when such an Employee commences to receive on an Early Retirement Date retirement income under such pension plan of the Affiliated Employer to which transferred, the amount of any retirement income payable under such pension plan and attributable to Accredited Service with the Employer prior to such transfer shall be reduced in accordance with the provisions of the pension plan relating to retirement income payable at Early Retirement Date, or if such retirement income shall be payable in a manner similar to the provisions of Section 8.2 or
          Section 8.6, reduced in accordance with the applicable provision.

               In the case of the transfer to this Employer (not including transfers by reason of the split-up as of November 1, 1949) of an Employee of any Affiliated Employer which has at the time of transfer a pension plan with substantially the same terms as this Plan, the Employer will, subject to the provisions of Article IX, make periodic contributions into this Plan to the extent necessary to provide the portion of the Retirement Income not provided for him in the pension plan of the company from which he was transferred.

               Upon the transfer of an Employee to or from the Employer, the Plan and Trust shall be authorized to receive or transfer the greater of (a) the actuarial equivalent of the Employee's Accrued Retirement Income or (b) such assets as may be required to fund the projected Retirement Income of the Employee at his retirement date attributable to the Plan or the pension plan maintained by the Affiliated Employer from which the Employee transfers, determined as of the last day of the Plan Year in which the transfer occurs using the current funding assumptions for the Plan Year in which the transfer occurs. The Retirement Board of the Employer shall be authorized to coordinate the transfer of assets and liabilities attributable to the benefits of active

          Employees, terminated vested Employees, retired Employees, and Provisional Payees with any Affiliated Employer which has at such time a pension plan with substantially the same terms as this Plan.

               Notwithstanding the above, the transferred Employee shall be entitled to receive a benefit immediately following the transfer of assets or liabilities to or from the Plan and Trust which is equal to or greater than the benefit he would have been entitled to receive immediately before the transfer if the Plan or the pension plan maintained by the Affiliated Employer from which the Employee transfers had been terminated. In no event shall assets be transferred to or from the Plan and Trust without the concurrent transfer of liabilities attributable to such assets.

               In no case, however, shall any such Employee, who retires pursuant to Section 3.1, 3.2, or 3.3 or the Provisional Payee of a deceased Employee entitled to payment in accordance with
          Article VII, receive Retirement Income attributable to Accredited Service from both companies aggregating less than the Minimum Retirement Income specified in Article V (after giving effect to adjustments, if any, for Provisional Payee designation or deemed designation), as shall be applicable in his circumstances.

               4.7 Transfers from Savannah Electric and Power Company. In the case of the transfer to the Employer of an employee of Savannah Electric and Power Company ("SEPCO"), such Employee, if and when he attains his Normal Retirement Date or Deferred Retirement Date, shall be entitled to receive Retirement Income calculated pursuant to Section 5.1 or 5.2, as appropriate, based upon his Accredited Service with the Employer and Accredited Service attributable to actual service during his employment with SEPCO. Such amount calculated in accordance with the preceding sentence shall be reduced by the amount of retirement income calculated under the defined benefit pension plan of SEPCO attributable to Accredited Service during his actual service during his employment with SEPCO. Any Retirement Income based upon an Employee's Accredited Service with the Employer and Accredited Service attributable to actual service during his employment with SEPCO shall be subject to the provisions of the Plan relating to Retirement Income payable at an Early Retirement Date, or if such Retirement Income shall be payable in accordance with the provisions of Section 8.2 or 8.6, subject to the provisions of such Section.

               This Section 4.7 shall also apply in calculating the Retirement Income payable under this Plan to a former employee of SEPCO who is hired by the Employer and is entitled to credit for years of Accredited Service under the Plan attributable to his actual service with SEPCO.

               4.8  Retirement  income  for  certain  former  employees  of
          Southern Electric Generating Company. This Section 4.8 shall apply to those former employees of Southern Electric Generating Company ("SEGCO") who either (a) retired from SEGCO on their Early, Normal or Deferred Retirement Date under the Pension Plan for Employees of Southern Electric Generating Company (the "SEGCO Plan"), or (b) transferred from SEGCO to Alabama By-Products Corporation ("ABC") in connection with the acquisition by ABC of SEGCO's Mine No. 1 operation on or about August 1, 1974, and for whom this Plan has assumed the liability for the payment of their Retirement Income following the transfer of assets and liabilities from the SEGCO Plan to this Plan. Each such employee shall be entitled to receive retirement income under the Plan attributable to years of Accredited Service with SEGCO prior to the time of his retirement or transfer, as appropriate, calculated and payable in accordance with the terms and provisions of the SEGCO Plan in effect on the date of such retirement or transfer, subject to any adjustments provided under
          Section 8.6 of the Plan and any increases in Retirement Income for retired employees under Section 5.11 of this Plan.

               Notwithstanding  the  above,  each  Employee  to  whom  this
          Section 4.8 shall apply shall be entitled to receive a benefit immediately following the transfer of assets or liabilities from the SEGCO Plan and Trust which is equal to or greater than the benefit he would have been entitled to receive immediately before the transfer of assets or liabilities if the SEGCO Plan had been terminated.

                                      ARTICLE V

                                  Retirement Income
          5
               5.1 Normal Retirement Income. The monthly Retirement Income payable as a single life annuity to an Employee included in the Plan who retires from the service of the Employer at his Normal Retirement Date after January 1, 1989, subject to the limitations of Article VI, shall be the greater of (a) and (b):

               (a) the amount determined under (1) or (2) below, whichever is greater:

                         (1) the Accrued Retirement Income determined in accordance with Section 5.1 of the Prior Plan without regard to the Minimum Retirement Income requirement, plus the designated fixed dollar amount times the Employee's years of Accredited Service earned after December 31, 1988. For the period on and after January 1, 1989 but ending December 31, 1990, the fixed dollar amount equals $20.00. For the period on and after January 1, 1991, the fixed dollar amount equals $25.00; and

                         (2)  $25.00   times   an   Employee's   years   of
                    Accredited Service; and

               (b)  the   Minimum  Retirement   Income  as   determined  in
          accordance with Section 5.2.

               5.2 Minimum Retirement Income payable upon retirement at Normal Retirement Date or Deferred Retirement Date. The monthly Minimum Retirement Income payable to an Employee who retires from the service of the Employer after January 1, 1989 at his Normal Retirement Date or Deferred Retirement Date (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Normal Retirement Date or Deferred Retirement Date including a Social Security Offset.

               Any provisions of this Article V to the contrary notwithstanding, Retirement Income determined in accordance with this Article V with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on an Early Retirement Date had (a) the Employee retired on the Early Retirement Date which would have resulted in the greatest Retirement Income,
          (b) his Retirement Income commencing on such Early Retirement Date been computed by utilizing the estimated Federal primary Social Security benefit to which the Employee shall be entitled determined in accordance with the Social Security Act in effect at his retirement, giving effect to the recomputation provision of such Social Security Act, if applicable, and (c) such Retirement Income commencing on such Early Retirement Date been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

               5.3 Minimum Retirement Income upon retirement at Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement. The monthly Minimum Retirement Income payable to an Employee (or his Provisional Payee), if he shall retire on his Early Retirement Date, or if his service shall terminate by reason of death or otherwise prior to retirement, shall be determined in accordance with the following provisions:

               (a) Upon retirement at Early Retirement Date his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Early Retirement Date including a Social Security Offset.

               (b) Upon termination of service by reason of the death of the Employee prior to retirement and after the effective date of his Provisional Payee designation or deemed designation, the Minimum Retirement Income for the purpose of determining the Employee's Accrued Retirement Income upon which payment to his Provisional Payee in accordance with Section 7.4 shall be based shall be an amount equal to 1.70% of the Employee's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to the date of his death including a Social Security Offset.

               (c) For an Employee who terminates his service with the Employer with entitlement to receive Retirement Income in accordance with Section 8.1, upon retirement at Early Retirement Date or Normal Retirement Date his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his date of termination including a Social Security Offset.

               (d) Upon termination of service by reason of disability (as defined in Section 4.4) of the Employee prior to retirement, provided such Employee does not return to the service of the Employer prior to his Retirement Date, the Minimum Retirement Income shall be an amount equal to 1.70% of the Employee's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Retirement Date including a Social Security Offset.

               5.4  Calculation of Social Security Offset.

               (a) Notwithstanding the Social Security Offset as calculated in Sections 5.2 and 5.3, in no event shall such Social Security Offset exceed the limits set forth in Section 401(l) of the Code and the regulations applicable thereunder which are incorporated by reference herein.

               (b) For purposes of determining the Social Security Offset in calculating an Employee's Retirement Income under the Plan, the Social Security Offset shall be determined by using the actual salary history of the Employee during his employment with the Employer or any Affiliated Employer, provided that in the event that the Retirement Board is unable to secure such actual salary history within 180 days (or such longer period as may be prescribed by the Retirement Board) following the later of the date of the Employee's separation from service (by retirement or otherwise) and the time when the Employee is notified of the Retirement Income to which he is entitled, the salary history shall be determined in the following manner:

                    (1) The salary history shall be estimated by applying a salary scale, projected backwards, to the Employee's compensation from the Employer for W-2 purposes for the first Plan Year following the most recent Plan Year for which the salary history is estimated. The salary scale shall be a level percentage per year equal to six percent (6%) per annum.

                    (2) The Plan shall give clear written notice to each Employee of the Employee's right to supply the actual salary history and of the financial consequences of failing to supply such history. Such notice shall state that the actual salary history is available from the Social Security Administration.

               For purposes of determining the Social Security Offset in calculating the Retirement Income of an Employee entitled to receive a public pension based on his employment with a Federal, state, or local government agency, no reduction in such Employee's Social Security benefit resulting from the receipt of a public pension shall be recognized.

               (c) If the distribution of an Employee's Accrued Retirement Income begins before the Employee's attainment of the Social Security Retirement Age (including a benefit commencing at Normal Retirement Date), the projected Employer derived primary insurance amount attributable to service by the Employee for the Employer will be reduced by one-fifteenth (1/15) for each of the first five (5) years and one-thirtieth (1/30) for each of the next five (5) years by which the starting date of such benefit precedes the Social Security Retirement Age of the Employee, and reduced actuarially for each additional year thereafter.

               5.5 Early Retirement Income. The monthly amount of Retirement Income payable to an Employee who retires from the service of the Employer at his Early Retirement Date subject to the limitations of Section 6.2, will be equal to his Retirement Income determined in accordance with Sections 5.1 and 5.3 based on his Accredited Service to his Early Retirement Date, reduced by three-tenths of one percent (0.3%) for each calendar month by which the commencement date of his Retirement Income precedes his Normal Retirement Date.

               At the option of the Employee exercised at or prior to commencement of his Retirement Income on or after his Early Retirement Date (provided he shall not have in effect at such Early Retirement Date a Provisional Payee designation pursuant to
          Article VII) he may have his Retirement Income adjusted upwards in an amount which will make his Retirement Income payable up to age sixty-five (65) equal, as nearly as may be, to the amount of his Federal primary Social Security benefit (primary old age insurance benefit) estimated to become payable after age sixty-five (65), as computed at the time of his retirement in accordance with Section 5.3(a), plus a reduced amount, if any, of Retirement Income actually determined to be payable after age sixty-five (65). The Federal primary Social Security benefit used in calculating an Employee's Retirement Income payable under the Plan shall be determined by using the salary history of the Employee during his employment with the Employer or any Affiliated Employer, as calculated in accordance with Section 5.4(b).

               5.6 Deferred Retirement Income. The monthly amount of Retirement Income payable to an Employee who completes at least one Hour of Service after December 31, 1987 and who retires from the service of the Employer at his Deferred Retirement Date, subject to the limitations of Section 6.2, will be equal to his Retirement Income determined in accordance with Sections 5.1 and
          5.2 based on his Accredited Service to his Deferred Retirement Date. For Employees whose Normal Retirement Date would have occurred on or before January 1, 1986, but whose Deferred Retirement Date occurs after January 1, 1988 and on or before July 1, 1991, the monthly amount of Retirement Income payable to an Employee who completes at least one Hour of Service after December 31, 1987, subject to the limitations of Section 6.2, will be equal to the greater of (a) his Retirement Income calculated on his Deferred Retirement Date, or (b) his Retirement Income calculated as of his Normal Retirement Date applying the applicable percentage increase in his Retirement Income pursuant to the terms of Section 5.13 of the Prior Plan.

               5.7 Payment of Retirement Income. The first payment of an Employee's Retirement Income will be made on his Early Retirement Date, Normal Retirement Date, Deferred Retirement Date, or date of commencement of payment of Retirement Income in accordance with Section 8.2 or 8.6, as the case may be; provided that commencement of the distribution of an Employee's Retirement Income shall not be made prior to his Normal Retirement Date without the consent of such Employee, except as provided in
          Section 8.4 of the Plan.

               Notwithstanding anything to the contrary above, if in accordance with this Section 5.7, an Employee is entitled to receive Retirement Income commencing at his Early Retirement Date, he may, in lieu of commencing payment of his Retirement Income upon his Early Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his Early Retirement Date and preceding his Normal Retirement Date in an amount equal to his Accrued Retirement Income determined as of the commencement of his Retirement Income on or after his Early Retirement Date determined in accordance with Section 5.5. An election pursuant to this Section 5.7 to have Retirement Income commence prior to Normal Retirement Date shall be made on a form prescribed by the Retirement Board and shall be filed with the Retirement Board at least thirty (30) days before Retirement Income is to commence.

               In the event of the death of an Employee who has designated a Provisional Payee or is deemed to have done so in accordance with Article VII, if the designation has become effective, the first payment to be made to the Provisional Payee pursuant to
          Article VII shall be made to the Provisional Payee on the first day of the month after the later of (a) the Employee's death and
          (b) the date on which the Employee would have attained his fifty-fifth (55th) birthday if he had survived to such date, if the Provisional Payee shall then be alive and proof of the Employee's death satisfactory to the Retirement Board shall have been received by it. Subsequent payments will be made monthly thereafter until the death of such Provisional Payee.

               In any event, payment of Retirement Income to the Employee shall begin not later than the sixtieth (60th) day after the later of the close of the Plan Year in which falls (a) the Employee's Normal Retirement Date or (b) the date the Employee terminates his service with the Employer or any Affiliated Employer. Notwithstanding the provisions of the Plan for the monthly payment of Retirement Income, such income may be adjusted and payable annually in arrears if the amount of the Retirement Income is less than $10.00 per month.

               5.8 Termination of Retirement Income. The monthly payment of Retirement Income will cease with the last payment preceding the retired Employee's death; subject, however, to the continuation of payments to a surviving Provisional Payee, if one has been designated or deemed to have been designated, which likewise will cease with the last payment preceding the death of the Provisional Payee. There shall be no benefits payable under the Plan on behalf of any Employee whose death occurs prior to his retirement, except as otherwise provided in Article VII with respect to a Provisional Payee of an Employee. Following the death of an Employee and of his Provisional Payee, if any, no further payments will be made under the Plan on account of such Employee or to his estate.

               5.9  Required distributions.

               (a) Once a written claim for benefits is filed with the Retirement Board and unless the Employee elects to have payment begin at a later date, payment of benefits to the Employee shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following events occurs:

                    (1)  the Employee's Normal Retirement Date;

                    (2) the tenth (10th) anniversary of the date the Employee commenced participation in the Plan; or

                    (3) the Employee's separation from service from the Employer or any Affiliated Employer.

               (b)  Required minimum distributions on  and after January 1,
          1989

                    (1) Subject to the transitional rules described in Paragraph (c) below, effective for calendar years beginning after December 31, 1988, the payment of Retirement Income to any Employee shall begin no later than April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2, without regard to the actual date of separation from service. The amount of his Retirement Income shall be recomputed as of such April 1 and as of the close of each Plan Year after his Retirement Income commences and preceding his actual retirement date as if each such date were the Employee's Deferred Retirement Date. Any additional Retirement Income he accrues at the close of any such Plan Year shall be offset (but not below zero) by the value of the benefit payments received in such Plan Year.

                    (2) The receipt by an Employee of any payments or distributions as a result of his attaining age 70-1/2 prior to his actual retirement or death shall in no way affect the entitlement of an otherwise eligible Employee to additional accrued benefits.

               (c)  Age 70-1/2 transitional rule

               Any Employee who is not a five-percent owner and who has attained age 70-1/2 by January 1, 1988, may defer the commencement of benefit payments under paragraph (b) above until he actually separates from service with the Employer. This transitional rule shall only apply if the Employee is not a five-percent owner at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 and in any subsequent Plan Year.

               (d)  Distribution upon death of Employee

                    (1)  Death after commencement of benefits

                    If the Employee  dies before his entire  nonforfeitable
               interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected by the Employee as of the date of his death.

                    (2)  Death prior to commencement of benefits

                    If  the Employee  dies before  the distribution  of his
               nonforfeitable interest has begun, the entire interest shall be distributed monthly to his Provisional Payee, if any, over such Provisional Payee's remaining lifetime.

               (e)  Determining required minimum distributions

               Notwithstanding anything in this Plan to the contrary, all distributions, including the minimum amounts which must be distributed each calendar year, under this Plan shall be made in accordance with Code Section 401(a)(9) and the regulations thereunder.

               (f)  Minimum distribution transitional rules

               Any distribution made pursuant to Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 shall meet the requirements of Code Section 401(a)(9) as in effect on December 31, 1983, and shall also satisfy Code Sections 401(a)(11) and 417.

               5.10  Suspension of Retirement Income for reemployment.

               (a) If a former Employee who is receiving Retirement Income shall be reemployed by the Employer or any Affiliated Employer as an Employee and shall not elect to waive his right to participate under the Plan or the pension plan of the Affiliated Employer, whichever applies, his Retirement Income shall cease during each calendar month after his reemployment in which he completes forty
          (40) or more Hours of Service. The Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

               (b) No payment shall be withheld by the Plan pursuant to this Section 5.10 unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month in which the Plan withholds payments that his Retirement Income is suspended.

               (c) If the payment of Retirement Income has been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA Section 203(a)(3)(B) service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA Section 203(a)(3)(B) service and the resumption of payments.

               5.11 Increase in Retirement Income of retired Employees for service prior to January 1, 1991. Retirement Income payable on and after January 1, 1991 to an Employee (or to the Provisional Payee of an Employee) who retired at an Early Retirement Date or at his Normal Retirement Date on or before January 1, 1991 pursuant to the Plan as in effect prior to January 1, 1991, will be recalculated to increase the amount thereof by an amount ranging from a minimum of two percent (2%) to a maximum of forty percent (40%) in accordance with the following schedule:

                  Year in which                    Percentage
               retirement occurred                  increase

                      1990                             2%
                      1989                             4%
                      1988                             6%
                      1987                             8%
                   1976 - 1986                        10%
                   1971 - 1975                        20%
                   1966 - 1970                        30%
               1965 and prior years                   40%

               A similar adjustment, based on the date of the commencement of Retirement Income payments to the Employee's Provisional Payee, rather than the Employee's Retirement Date, will be made in respect of Retirement Income which is payable on or after January 1, 1991 where a Provisional Payee election was in effect, or was deemed to be in effect, when an Employee died while in service prior to January 1, 1991 and prior to his retirement.

               A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 1991 for an Employee (or the Provisional Payee of an Employee) entitled to Retirement Income for which payments have commenced on or before January 1, 1991 in accordance with Article VIII of the Prior Plan, except for Employees whose Retirement Income has been cashed-out pursuant to Section 8.4 of this Plan or Section 8.5 of the Prior Plan.

               For purposes of determining the applicable percentage increase under this Section 5.11, the year of retirement includes retirement where the last day of employment was December 31 of such year. An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

               This Section 5.11 shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.9 of the Plan.

               5.12 Special provisions relating to the treatment of absence of an Employee from the service of the Employer to serve in the Armed Forces of the United States.

               (a) Effective as of November 1, 1977, any provisions of the Plan to the contrary notwithstanding, the provisions of this
          Section 5.12 shall be applicable to determine the period of absence from the service of the Employer to serve in the Armed Forces of the United States of a "participant in the Plan" (as such term is defined in this paragraph (a)):

               The term "participant in the Plan" means a person who on or after November 1, 1977 is either: (1) an Employee who is then or thereafter in the service of the Employer (including an Employee on authorized leave of absence), (2) a retired Employee who is receiving Retirement Income, (3) a deceased Employee who received Retirement Income under this Plan or the Prior Plan at any time after its Effective Date, (4) a deceased former Employee who prior to the time of his death was receiving Retirement Income in accordance with this Plan or the Prior Plan, (5) a former Employee whose service terminated prior to January 1, 1976 and who is receiving Retirement Income in accordance with the Prior Plan, (6) a former Employee whose service terminated prior to November 1, 1977 and who will be entitled to receive Retirement Income commencing after that date in accordance with this Plan or the Prior Plan, or (7) a former Employee who was transferred from the Employer pursuant to Section 4.6 or pursuant to the Prior Plan and who will be entitled to receive in accordance with either, Retirement Income commencing after November 1, 1977.

               The Employee or former Employee or retired Employee referred to in this paragraph (a) is one who: (1) left the employment of the Employer or of BECO to enter the Armed Forces of the United States (including reserve components thereof, the Public Health Service, and the National Guard) for the purposes and under circumstances which are specified in the reemployment provisions of the Military Selective Service Act and in any amendments or supplements thereto hereinafter in this Section 5.12 referred to as the "Selective Service Act," (2) made application for reemployment by the Employer or by BECO within such time after discharge or release from such service in the Armed Forces of the United States as is specified in the reemployment provisions of the Selective Service Act as is applicable in his circumstances and was reemployed by the Employer or by BECO and if by BECO thereafter became an Employee of the Employer on December 1, 1952, (3) served a period of active duty in the Armed Forces of the United States which did not exceed the maximum period of such active duty specified in the reemployment provisions of the Selective Service Act as is applicable in his circumstances, and
          (4) performed such service in the Armed Forces after May 1, 1940.

               (b) For the purposes of the Plan, the period of absence of a participant in the Plan to serve in the Armed Forces of the United States shall be the period determined by the Retirement Board.

               (c) In accordance with the provisions of the Plan as amended effective as of November 1, 1977 by the addition of this
          Section 5.12 and the concurrent amendments associated therewith, there shall be recalculated effective as of November 1, 1977 the Retirement Income (1) of each participant in the Plan or that of his Provisional Payee, if any, who is then receiving Retirement Income; and (2) of each deceased participant in the Plan and his deceased Provisional Payee, if any, who received payment of Retirement Income, who is not then receiving Retirement Income.

                    (1) If in accordance with such recalculation, a larger amount of Retirement Income would have been payable to a participant in the Plan who is currently receiving payment of Retirement Income and/or to his Provisional Payee, if any, than was paid to them respectively prior to November 1, 1977, payment in a single sum of the excess of the recalculated amount over the amounts which were paid prior to November 1, 1977 with interest thereon as hereinafter provided, shall be made as soon as practicable after November 1, 1977 and, commencing as soon as practicable after November 1, 1977, the Retirement Income payable to participants in the Plan and/or to their Provisional Payees, if any, who are currently receiving Retirement Income shall be increased to an amount which is equal to the larger recalculated amount to which they shall be entitled in respect of payments to be made on or after November 1, 1977.

                    (2) If in accordance with the recalculation a larger amount of Retirement Income would have been payable to the date of death prior to November 1, 1977 of a deceased retired Employee or his Provisional Payee than was paid prior to his death, payment in a single sum of the excess of the recalculated amount over the amount which was paid prior to the date of death, with interest thereon as hereinafter provided, shall be made to his estate as soon as practicable after November 1, 1977.

                    (3) For the purposes of the recalculation to be made in accordance with this paragraph (c), if a participant in the Plan left the employment of an Affiliated Employer to enter the Armed Forces of the United States and was not reemployed by such Affiliated Employer upon his discharge or release from service in the Armed Forces but he entered the employment of the Employer, without intermediate employment, and within the time prescribed in paragraph (a) of this
               Section 5.12, and his period of absence in the Armed Forces of the United States, as determined by the Retirement Board, is not taken into account under the pension plan of the Affiliated Employer whose service he left to enter the Armed Forces or under Section 4.3, it shall be treated under the Plan and the Prior Plan as if such period of absence had been a period of absence from the Employer.

               (d) Retirement Income of participants in the Plan who are not referred to in subparagraphs (1) or (2) of paragraph (c) and who are not on November 1, 1977 receiving Retirement Income shall be determined in accordance with the provisions of the Plan as amended by the addition of this Section 5.12 and the concurrent amendments associated therewith.

               (e) Interest to be paid on any single sum payment to be made in accordance with subparagraphs (1) or (2) of paragraph (c) of this Section 5.12 shall be computed at the annual rate of five percent (5%).

               (f)  Payment to be made to any payee in accordance with this
          Section 5.12 may be conditioned by the Retirement Board upon its receipt of (1) such information pertaining to absence of an Employee or former Employee to serve in the Armed Forces of the

          United States as it may request and (2) such form of receipt  and
          release   as  it   may  determine   to  be  appropriate   in  the
          circumstances.

                                      ARTICLE VI

                               Limitations on Benefits
          6
               6.1 Maximum Retirement Income. Notwithstanding any other provision of the Plan, the amount of Retirement Income shall be subject to the provisions of Article VI.

               (a)  The maximum annual amount of Retirement Income  payable with respect to an Employee in the form of a straight life annuity without any ancillary benefits after any adjustment for a Provisional Payee designation shall be the lesser of the dollar limitation determined under Code Section 415(b)(1)(A) as adjusted under Code Section 415(d), or Code Section 415(b)(1)(B) as adjusted under Treasury Regulation Section 1.415-5, subject to the following provisions of Article VI. With respect to any former Employee who has Accrued Retirement Income under the Plan or his Provisional Payee, the maximum annual amount shall also be subject to the adjustment under Code Section 415(d).

               (b) For purposes of Section 6.1, the term "average compensation for his high three (3) years" shall mean the period of consecutive calendar years (not more than three) during which the Employee was both an active participant in the Plan and had the greatest aggregate compensation from the Employer or, if he is also entitled to receive a pension from a defined benefit plan of an Affiliated Employer or if assets and liabilities attributable to the pension of the Employee from a defined benefit plan of an Affiliated Employer have been transferred to this Plan, the greatest aggregate compensation from the Employer and the Affiliated Employer during such high three (3) years. The limitation described in Section 6.1(a) shall also apply in the case of the payment of an Employee's Retirement Income with a Provisional Payee designation.

               (c) For purposes of Article VI, the term "compensation" means an Employee's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                    (1) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                    (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                    (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

                    (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

          Compensation for any Limitation Year is the compensation actually paid or includible in gross income during such year.

               (d) The foregoing limitations regarding the maximum Retirement Income shall not apply with respect to an Employee if the Retirement Income payable under the Plan and under any other defined benefit plans of the Employer or any Affiliated Employer does not exceed $10,000 for the calendar year or for any prior calendar year, and the Employer and any Affiliated Employer has not at any time maintained a defined contribution plan in which the Employee has participated. The terms "defined benefit plan" and "defined contribution plan" shall have the meanings set forth in Section 415(k) of the Code.

               6.2 Adjustment to Defined Benefit Dollar Limitation for Early or Deferred Retirement.

               (a) If the retirement benefit of an Employee commences before the Employee's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be reduced in accordance with Code Section 415(b)(2)(C) as prescribed by the Secretary of the Treasury. The reduction shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

               (b) If the retirement benefit of an Employee commences after the Employee's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted in accordance with Code Section 415(b)(2)(D) as prescribed by the Secretary of the Treasury, based on the lesser of the interest rate assumption under the Plan or on an assumption of five percent (5%) per year.

               6.3 Adjustment of limitation for Years of Service or participation.

               (a) If an Employee has completed less than ten (10) years of participation, the Employee's accrued benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Employee's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten (10).

               (b) If an Employee has completed less than ten (10) Years of Service with the Employer and any Affiliated Employer, the limitations described in Sections 415(b)(1)(B), 415(b)(4), and 415(e) of the Code shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Employee's number of years of service (or part thereof), and the denominator of which is ten (10).

               (c) In no event shall Sections 6.3(a) and (b) reduce the limitations provided under Sections 415(b)(1), 415(b)(4), and 415(e) of the Code to an amount less than one-tenth (1/10) of the applicable limitation (as determined without regard to this Section 6.3).

               (d) This Section 6.3 shall be applied separately with respect to each change in the benefit structure of the Plan, except as is or may be limited by Revenue Procedure 92-42.

               6.4  Preservation of Accrued Retirement Income.

               (a)  Retirement  Income payable  to  an  Employee or  former
          Employee who was an active participant in the Plan before October 3, 1973 will not be deemed to exceed the amount of maximum Retirement Income limitations imposed by the provisions of this Article VI if:

                    (1) The annual amount of Retirement Income payable to such Employee on retirement does not exceed 100% of his annual rate of compensation on the earlier of (A) October 2, 1973, or (B) the date on which he separated from the service of the Employer;

                    (2) Such annual Retirement Income is not greater than the annual amount of Retirement Income which would have been payable to such Employee on retirement if (A) all terms and conditions of the Plan in existence on his retirement date had remained in existence until his retirement and (B) his compensation taken into account for any period after October 2, 1973 had not exceeded his annual rate of compensation on October 2, 1973; and

                    (3) In the case of an Employee whose service with the Employer terminated prior to October 2, 1973, such annual Retirement Income is no greater than his vested Accrued
               Retirement Income as of the date of such termination of service.

               (b) In the case of an Employee who is a participant in the Plan prior to January 1, 1983, if the Section 415 requirements have been met for all Plan Years prior to 1983, then the Defined Benefit Dollar Limitation described in Section 1.10 applicable to the payment of such Employee's Retirement Income shall be equal to his Accrued Retirement Income as of December 31, 1982, (when expressed as an annual benefit within the meaning of Section 415(b)(2) of the Code, as in effect prior to the Tax Equity and Fiscal Responsibility Act of 1982), if his Accrued Retirement Income exceeds such Defined Benefit Dollar Limitation.

               (c)  This  Section  6.4(c) shall  apply  to defined  benefit plans that were in existence on May 6, 1986, and that met the applicable requirements of Section 415 of the Code as in effect for all Limitation Years. If the Current Accrued Retirement Income of an Employee as of the first day of the Limitation Year beginning on or after January 1, 1987, exceeds the benefit limitations under Section 415(b) of the Code (as modified by Sections 6.2 and 6.3 of the Plan), then, for purposes of Code
          Section 415(b) and (e), the Defined Benefit Dollar Limitation with respect to such Employee shall be equal to such Current Accrued Retirement Income.

               6.5  Limitation on benefits from multiple plans.

               (a) In the case of an Employee who is also a participant in any other defined benefit plan of the Employer or any Affiliated Employer or in any defined contribution plan of the Employer or any Affiliated Employer, the Retirement Income provided by the Plan shall be limited to the extent necessary to prevent the sum of Fractions A and B below, computed as of the end of the Plan Year, from exceeding 1.0.

                                      Fraction A

                    (numerator) Projected annual benefit of the Employee under the Plan and any other defined benefit plan of the Employer or any Affiliated Employer (determined as of the close of the Plan Year).

                    (denominator) The lesser of (1) the product of 1.25 multiplied by the Defined Benefit Dollar Limitation (or such higher accrued benefit as of December 31, 1982), or (2) 1.4 multiplied by the amount determined under Code Section 415(b)(1)(B) as adjusted under Treasury Regulation Section 1.415-5.

                                      Fraction B

                    (numerator) The sum of all Annual Additions to the account of the Employee under any defined contribution plan of the Employer or any Affiliated Employer as of the close of the Plan Year.

                    (denominator) The sum of the lesser of the following amounts, determined for such Plan Year and for each prior Plan Year in which the Employee has a Year of Service, (1) 1.25 multiplied by the Defined Contribution Dollar Limitation determined under Code
                    Section 415(c)(1)(A), or (2) 1.4 multiplied by twenty-five percent (25%) of the Employee's compensation for the year.

               6.6 Special rules for plans subject to overall limitations under Code Section 415(e).

               (a) For purposes of computing the defined contribution plan fraction of Section 415(e)(1) of the Code, "Annual Addition" shall mean the amount allocated to an Employee's account during the Limitation Year as a result of:

                    (1)  employer contributions,

                    (2)  employee contributions,

                    (3)  forfeitures, and

                    (4)  amounts  described  in   Sections  415(1)(1)   and
               419(A)(d)(2) of the Code.

               (b) The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition.

               (c) If the sum of Fractions A and B exceeds 1.0 as of December 31, 1982, the numerator of Fraction B shall be reduced by an amount which does not exceed the numerator, so that the sum of Fraction A and Fraction B does not exceed 1.0.

               (d)  If the  Plan satisfied  the applicable  requirements of
          Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code (as revised by this Article VI) does not exceed 1.0 for such Limitation Year.

               (e) The defined contribution plans and the other defined benefit plans of the Employer and Affiliated Employers include, respectively, (1) The Southern Company Employee Savings Plan, The Southern Company Employee Stock Ownership Plan, and any other defined contribution plan (as defined in Section 415(k) of the Code) and (2) any other qualified pension plan in which the Employee participates in accruing benefits maintained by the Employer or any Affiliated Employer.

               6.7 Combination of Plans. Notwithstanding any provisions contained herein to the contrary, in the event that an Employee participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to an Employee
          exceed  the   limitations  contained  in  Code   Section  415(e),
          corrective adjustments shall first be made under this Plan. However, if an Employee's Retirement Income under this Plan has already commenced, corrections shall first be made under The Southern Company Employee Stock Ownership Plan, if possible, and if not possible, then correction shall be made to the Employee's Accrued Retirement Income under this Plan.

               6.8 Incorporation of Code Section 415. Notwithstanding anything contained in this Article to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code Section 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                                     ARTICLE VII

                                  Provisional Payee
          7
               7.1 Adjustment of Retirement Income to provide for payment to Provisional Payee. An Employee who desires to have his
          Accrued Retirement Income adjusted in accordance with the provisions of this Article VII to provide a reduced amount of Retirement Income payable to him for his lifetime commencing on his Early Retirement Date, his Normal Retirement Date, or his Deferred Retirement Date, as the case may be, may elect, in accordance with the provisions of this Article VII, at his option, either:

               (a) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty percent (80%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

               (b) that an amount of Retirement Income be payable to him for his lifetime which is equal to ninety percent (90%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee.

               7.2  Form and time of election and notice requirements.

               (a) An election of payment and designation of a Provisional Payee in accordance with Section 7.1 shall be made in writing at the same time on a form prescribed by the Retirement Board and delivered to it. The election and designation shall specify its effective date which shall not be sooner than the date received by the Retirement Board or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this Article VII.

               (b) An election of payment to be made in accordance with paragraph (a) or paragraph (b) of Section 7.1 may be changed from paragraph (a) to paragraph (b) or vice versa by an Employee, provided the written election of the change specifies an effective date which shall not be sooner than the date received by the Retirement Board or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this Article VII. To the extent that the new method of payment shall afford the

          Employee changed protection in the event of his death after the effective date of the new election and prior to retirement, his Accrued Retirement Income shall be adjusted pursuant to Section 7.4(a) to reflect such changed protection.

               (c) With respect to Sections 7.5 and 7.6, within the period not less than 30 days and not more than 90 days prior to the commencement of benefits, the Employee shall be furnished, by mail or personal delivery, a written explanation of: (1) the terms and conditions of the reduced Retirement Income payable as provided in paragraph (b) of Section 7.1; (2) the Employee's right to make, and the effect of, an election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation; (3) the rights of the Employee's Provisional Payee; and (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation.

               Within thirty (30) days following an Employee's written request received by the Retirement Board during the election period, but within sixty (60) days from the date the Employee is furnished all of the information prescribed in the immediately preceding sentence, the Employee shall be furnished an additional written explanation, in terms of dollar amounts, of the financial effect of an election by him not to receive such reduced Retirement Income. If an Employee makes such request, the election period herein prescribed shall end not earlier than sixty (60) calendar days following the day of the mailing or personal delivery of the additional explanation to the Employee. Except that if an election made as provided in Section 7.5 or 7.6 is revoked, another election under that Section may be made during the specified election period.

               7.3  Circumstances  in  which election  and  designation are inoperative. An election and designation made pursuant to this Article shall be inoperative and the regular provisions of the Plan shall again become applicable as if a Provisional Payee had not been designated if, prior to the commencement of any payment in accordance with this Article VII: (a) an Employee's Provisional Payee shall die, (b) the Employee and the Provisional Payee shall be divorced under a final decree of divorce, or
          (c) the Retirement Board shall have received the written Qualified Election of the Employee to rescind his election of payment and designation of a Provisional Payee. If such a Qualified Election to rescind is made by the Employee, his Accrued Retirement Income shall be reduced to reflect the protection afforded the Employee by any Provisional Payee designation during the period from its effective date to the date of the Retirement Board's receipt of the Employee's Qualified Election to rescind if the option as to payments of reduced Retirement Income was in accordance with either Section 7.1(a), 7.6(a), or 7.6(b). If an Employee remarries subsequent to the death or divorce of his Provisional Payee and prior to the commencement of payments in accordance with this Article VII, and if such Employee is married prior to the time of the commencement of payments, then he shall be entitled to designate a new Provisional Payee in the manner set forth in Section 7.2.

               7.4 Pre-retirement death benefit. If prior to his Normal Retirement Date (or his Deferred Retirement Date, if applicable), an Employee shall die while in the service of the Employer and is survived by his spouse to whom he shall be married at the time of his death, there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with paragraph (a) or paragraph (c) of this Section 7.4, as applicable. Such Retirement Income shall commence on the first day of the month following the death of the Employee or the first day of the month following the date on which he would have attained his fifty-fifth (55th) birthday if he were still alive, whichever is later, and shall cease with the last payment preceding the death of his Provisional Payee.

               (a) The amount of Retirement Income payable to the Provisional Payee of a deceased Employee who prior to his death had attained his fifty-fifth (55th) birthday shall be equal to the amount payable to the Provisional Payee as calculated in
          Section 7.1(b) determined on the basis of his Accredited Service to the date of his death, or if the Employee shall have attained his fifty-fifth (55th) birthday and so elected prior to his death, such Retirement Income shall be equal to the amount set forth in Section 7.1(a) determined on the basis of his Accredited Service to the date of his death reduced as provided in the next sentence. If such election shall be made by the Employee, the Retirement Income which shall be payable to the Employee if he lives to his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, shall be reduced by three-fourths of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) which has elapsed from the effective date of his election to the earlier of
          (1) the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, or (2) the revocation of such election. If he shall die before the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, his Accrued Retirement Income to the date of his death shall be reduced by three-quarters of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) between the effective date of his election and the first day of the month following his attainment of age sixty-five (65). No reduction in the

          Employee's Retirement Income shall be made for the period during which the election is in effect after the first day of the month following his attainment of age sixty-five (65).

               (b)  Retirement Income shall not be  payable under paragraph
          (a) of this Section 7.4 to the Provisional Payee of a deceased Employee if at the time of his death there was in effect a Qualified Election made after August 22, 1984 under this paragraph (b) that no Retirement Income shall be paid to his Provisional Payee in the event of his death while in the service of the Employer (or while in the service of an Affiliated Employer to which his employment had been transferred in accordance with Section 4.6) as provided in paragraph (a), provided the Employee had received at least 180 days prior to his fifty-fifth (55th) birthday a written explanation of: (1) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in paragraph (a); (2) the Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee;
          (3) the rights of the Employee's Provisional Payee; and (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to the Employee's Provisional Payee.

               A revocation of a prior Qualified Election to waive the payment of Retirement Income to the Employee's Provisional Payee may be made by the Employee without the consent of the Employee's Provisional Payee at any time before the commencement of benefits. An election under this paragraph (b) may be made and such election may be revoked by an Employee during the period commencing ninety (90) days prior to the Employee's fifty-fifth
          (55th) birthday and ending on the date of the Employee's death.

               (c) The amount of such Retirement Income payable to the Provisional Payee of a deceased Employee who prior to his death, had completed at least five (5) Vesting Years of Service and had not attained his fifty-fifth (55th) birthday shall be equal to one-half of the reduced amount, as actuarially adjusted to provide for the payment of such Retirement Income beginning at the date on which such deceased Employee would have attained his fifty-fifth (55th) birthday and to provide for the determination of such Retirement Income on a joint and fifty percent (50%) survivor basis of the Employee's Accrued Retirement Income, determined on the basis of his Accredited Service to the date of his death.

               This Section 7.4(c) shall also apply to adjust the future payment of Retirement Income after December 31, 1990 to a Provisional Payee with respect to an Employee who died (while in the service of the Employer prior to his fifty-fifth (55th) birthday after completing the requisite number of Years of Service) in order to have a nonforfeitable right to Retirement

          Income under the Plan as in effect on the Employee's date of death, provided Retirement Income is payable to such Provisional Payee on or after January 1, 1991. The adjustment under this
          Section 7.4(c) shall be determined by adjusting the Retirement Income that had commenced to the Provisional Payee on or before January 1, 1986, and then adding the applicable percentage increase under Section 5.13 of the Prior Plan.

               For an Employee, on or after January 1, 1991, who dies while in the service of the Employer prior to his fifty-fifth (55th) birthday after completing five (5) Vesting Years of Service, the amount of such Retirement Income payable to the Provisional Payee shall be calculated as provided in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death. The payment of such Retirement Income to the Provisional Payee shall begin on the first day of the month following the date on which such deceased Employee would have attained his fifty-fifth
          (55th) birthday.

               7.5  Post-retirement  death  benefit -  qualified joint  and survivor annuity. If at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, as the case may be, an Employee is married and he has not: (a) designated a Provisional Payee in accordance with Section 7.1 in respect of payments to be made commencing on his Early, Normal, or Deferred Retirement Date or (b) made a Qualified Election that payment be made to him in the mode of a single life annuity, he shall nevertheless be deemed to have made an effective designation of a Provisional Payee under this Section 7.5 and to have specified the payment of a benefit as provided in Section 7.1(b).

               7.6 Election and designation by former Employee entitled to Retirement Income in accordance with Article VIII. If an Employee is entitled to receive in accordance with Section 8.1 Retirement Income commencing at Normal Retirement Date, or sooner in accordance with Section 8.2, he may, on or after his fifty-fifth (55th) birthday, designate his spouse as his Provisional Payee and elect to have his Accrued Retirement Income at the date of termination of his service actuarially adjusted to provide, at his option, in the event of the commencement of payment prior to his Normal Retirement Date either:

               (a) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

               (b) a reduced amount (greater than the amount in (a) above) payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee.

               The Employee's election and designation of his Provisional Payee made in accordance with this Section 7.6 shall be in writing on a form prescribed by the Retirement Board and delivered to it and shall become effective not sooner than the date received by the Retirement Board or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payment in accordance with this
          Section 7.6.

               If the Employee dies prior to his Normal Retirement Date but after the effective date of his Provisional Payee designation, there will be payable to his Provisional Payee for life commencing on the first day of the calendar month after the Employee's death Retirement Income in a reduced amount in accordance with the Employee's election of payments to be made to his Provisional Payee after the death of the Employee under paragraph (a) or (b), as the case may be, of this Section 7.6. However, if prior to the Employee's death, the Retirement Board has not received such election, payment of a reduced amount of Retirement Income will be made in accordance with paragraph (b) of this Section 7.6 to his surviving spouse to whom he is married at the time of his death, unless (1) at the time of his death there is in effect a Qualified Election by the Employee that reduced Retirement Income shall not be paid to his surviving spouse in accordance with this Section 7.6 should he die between his fifty-fifth (55th) birthday and his Normal Retirement Date without having elected that payment be made to a Provisional Payee and (2) at least 180 days prior to his fifty-fifth (55th) birthday a written explanation is provided to the Employee of:
          (A) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in this Section 7.6; (B) the Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee;
          (C) the rights of an Employee's spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to his Provisional Payee.

               If the Employee is entitled to receive payment of Retirement Income in accordance with Section 8.2 after his fifty-fifth
          (55th) birthday and prior to his Normal Retirement Date and elects to do so, a reduced amount of Retirement Income determined in accordance with this Section 7.6 based upon his Accrued Retirement Income at the date of termination of his service (actuarially reduced in accordance with Section 8.2) will be payable to him commencing on the date on which payments commence prior to Normal Retirement Date in accordance with Section 8.2 with payments in the same or reduced amount to be continued to his Provisional Payee for life after the Employee's death in accordance with his election under paragraph (a) or (b), as the case may be, of this Section 7.6. However, if the Employee is married and he has not designated a Provisional Payee in respect of payments to commence to him prior to his Normal Retirement

          Date or elected that payment be made to him in the mode of a single life annuity pursuant to a Qualified Election, he shall be deemed to have designated a Provisional Payee pursuant to this
          Section 7.6 and thereby specified that a reduced Retirement Income shall be paid to him during his lifetime as provided in paragraph (b) of this Section 7.6 and continued after his death to his Provisional Payee as provided in paragraph (b) of this
          Section 7.6.

               If the Employee is alive on his Normal Retirement Date and is married and payment of Retirement Income has not sooner commenced, the provisions of Section 7.5 shall be applicable to the payment of his Retirement Income, unless he shall elect at his Normal Retirement Date to receive payment of his Retirement Income pursuant to Section 7.1(a) or 7.1(b). However, if an election and designation in accordance with this Section 7.6 was in effect prior to his Normal Retirement Date, the Employee's Accrued Retirement Income at his Normal Retirement Date shall be actuarially adjusted for the period the election and designation was in effect.

               7.7 Death benefit for Provisional Payee of former Employee. If an Employee, whose service with the Employer terminates on or after January 1, 1989, shall die after such termination of employment, and prior to his death (a) shall have not attained his fifty-fifth (55th) birthday, (b) shall have completed at least five (5) Vesting Years of Service, and (c) shall be survived by his spouse to whom he shall be married at his death, then there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with this Section 7.7. Such Retirement Income shall be equal to one-half of the reduced amount, as actuarially adjusted to provide for the payment of such Retirement Income beginning at the date on which such deceased Employee would have attained his fifty-fifth (55th) birthday and to provide for the determination of such Retirement Income on a joint and fifty percent (50%) survivor basis of the Employee's Accrued Retirement Income, determined on the basis of his Accredited Service to the date of his death. Such Retirement Income shall commence on the first day of the month following the date on which the former Employee would have attained his fifty-fifth (55th) birthday if he were still alive, and shall cease with the last payment preceding the death of his Provisional Payee.

               7.8  Limitations  on  Employee's  and   Provisional  Payee's
          benefits.

               (a) With respect to an Employee who does not elect a single life annuity, the limitation on benefits imposed under Article VI shall be applied as if such Employee had elected a benefit in the form of a single life annuity.

               (b) With respect to a Provisional Payee, the limitations on benefits imposed under Article VI shall be applied consistent with paragraph (a) above prorated to provide a limitation equal to or one-half of the Employee's limitation as appropriate in accordance with annuity form of benefit elected by the Employee.

               7.9 Effect of election under Article VII. An election of payment or a deemed election of payment in accordance with this
          Article VII shall be in lieu of any other form or method of payment of Retirement Income.

                                     ARTICLE VIII

                                Termination of Service
          8
               8.1  Vested  interest.  If an Employee  included in the Plan terminates for any reason other than death or transfer to an Affiliated Employer as provided by Section 4.6 or retirement as provided by Article III, and if such Employee has had at least five (5) Vesting Years of Service with the Employer, whether or not Accredited Service, he will be entitled to receive, commencing at Normal Retirement Date (except as provided in
          Section 8.2 and subject to the provisions of Section 7.6) Retirement Income equal to his Accrued Retirement Income at the date of the termination of such service, provided that he makes application to the Employer for the payment of such Retirement Income. If proper application for payment of Retirement Income shall not be received by the Employer by the April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2 and the whereabouts of the Employee cannot be determined by the Employer, Retirement Income shall be paid to the Employee's Provisional Payee, if any, and if surviving and the whereabouts known to the Employer, or applied in such other manner as the Retirement Board shall deem appropriate. The payment of Retirement Income pursuant to this provision shall completely discharge all liability of the Retirement Board, the Employer, and the Trustee or other payor to the extent of the payments so made. If such Employee terminates with less than five (5) Vesting Years of Service with the Employer, he shall immediately forfeit any Accrued Retirement Income under the Plan based upon his service prior to such termination.

               8.2 Early distribution of vested benefit. If an Employee terminates from service before his fifty-fifth (55th) birthday and is entitled to receive in accordance with Section 8.1 Retirement Income commencing at his Normal Retirement Date and at the time his service terminated he had at least ten (10) Years of Accredited Service, he may, in lieu of receiving payment of such Retirement Income commencing at Normal Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month within the ten-year period preceding his Normal
          Retirement Date in an amount equal to his Accrued Retirement Income at the date of termination of his service actuarially reduced in accordance with reasonable actuarial assumptions adopted by the Retirement Board. An election pursuant to this
          Section 8.2 to have Retirement Income commence prior to Normal Retirement Date shall be made on a form prescribed by the Retirement Board and shall be filed with the Retirement Board at least thirty (30) days before Retirement Income is to commence.

               8.3  Years  of  Service  of  reemployed Employees.    If  an
          Employee whose service terminates is again employed by the Employer as an Employee or he is employed (other than by reason of transfer in accordance with Section 4.6) by an Affiliated Employer which has at the time of his employment by such company a pension plan with substantially the same terms as this Plan, his Years of Service with the Employer and his Accredited Service immediately prior to the termination of his service shall be treated as provided in this Section 8.3, subject to the provisions of Section 8.4. For this purpose the terms "again employed" and "reemployment" shall include employment with an Affiliated Employer.

               (a) If at the time of his reemployment he has not incurred a One-Year Break in Service, his Years of Service with the Employer and his Accredited Service will be restored whether or not he is entitled to receive Retirement Income in accordance with Section 8.1.

               (b) If at the time of termination of his service he is entitled to receive Retirement Income in accordance with the provisions of Section 8.1, upon his reemployment his Years of Service with the Employer immediately prior to the termination of his service shall be restored whether or not he has incurred a One-Year Break in Service.

               (c) If at the time of reemployment on or after January 1, 1985, he is not entitled to receive Retirement Income in accordance with Section 8.1 and he (1) has incurred less than five (5) consecutive One-Year Breaks in Service or (2) has incurred five (5) or more consecutive One-Year Breaks in Service, but his Years of Service prior to such One-Year Breaks in Service exceeded the consecutive One-Year Breaks in Service, then upon the completion of one Eligibility Year of Service following his reemployment, provided that if his reemployment date is on or after January 1, 1995, no such Eligibility Year of Service shall be required, his Years of Service with the Employer and his Accredited Service prior to the first One-Year Break in Service shall be restored, disregarding any Years of Service with the Employer which are not required to be taken into account by reason of any previous One-Year Breaks in Service. The Years of Service and years of Accredited Service credited to an Employee reemployed prior to January 1, 1985, with regard to his Years of Service with the Employer and years of Accredited Service immediately prior to the termination of his service shall be determined under the terms of the Plan in effect prior to January 1, 1985.

               (d) Years of Service and Accredited Service restored to an Employee in accordance with this Section 8.3 shall be aggregated with Years of Service and Accredited Service to which the Employee may be entitled after his reemployment. If, however, the Minimum Retirement Income so determined for the Employee upon his subsequent retirement or termination of service shall be less than the aggregate of: (1) his Minimum Retirement Income, if any, determined in respect of the period ending with his prior termination of service, and (2) his Minimum Retirement Income determined in respect of the period after his reemployment, the aggregate of such Minimum Retirement Incomes shall be deemed to be his Minimum Retirement Income upon such subsequent retirement or termination of service. In any event, his Retirement Income, however computed, shall be reduced by the Actuarial Equivalent of any Retirement Income he received with respect to his prior period of employment.

               (e) If a former Employee to whose credit shall be restored years of Accredited Service in accordance with this Section 8.3 shall become entitled (or his Provisional Payee shall become entitled) to receive retirement income under the plan of an Affiliated Employer by which he should become employed, he shall be deemed to have transferred to the Affiliated Employer for purposes of Section 4.6 as of his initial date of participation in the plan of such Affiliated Employer.

               8.4 Cash-out and buy-back. (a) Notwithstanding any other provision of this Plan, if the present value of Accrued Retirement Income of an Employee whose service terminates for any reason other than transfer to an Affiliated Employer under
          Section 4.6, or retirement under Article III, is not more than $3,500 (or such greater amount as permitted by the regulations prescribed by the Secretary of the Treasury) the Employer shall direct that such present value of the Employee's Accrued Retirement Income be paid in a lump sum, in cash, to such terminated Employee. The present value of the Accrued Retirement Income shall be calculated as of the last day of the date of distribution of the lump sum applying the Applicable Interest Rate as defined in Section 8.5(e) in effect on the first day of the Plan Year of distribution. For purposes of this Section 8.4, if the present value of the Employee's vested Accrued Retirement Income is zero, the Employee shall be deemed to have received a distribution of such vested Retirement Income.

               (b) If such terminated Employee is subsequently reemployed and becomes covered under this Plan, the calculation of his Accrued Retirement Income shall be without regard to his years of Accredited Service prior to any One-Year Breaks in Service, unless the amount of such payment is repaid to the Trust, plus interest at the rate determined under Section 411(c)(2)(C) of the Code. If such amount (plus interest) is repaid, the Employee's Retirement Income shall be calculated based on his years of

          Accredited Service before and after any One-Year Breaks in Service. Any repayment of a cash-out made pursuant to this
          Section 8.4 shall be made before the earlier of (a) five (5) years after the date on which the Employee is reemployed by the Employer or an Affiliated Employer, or (b) the close of the first period of five (5) consecutive One-Year Breaks in Service commencing after the distribution. If an Employee has been deemed to receive a distribution in accordance with paragraph (a) and is then reemployed, upon such reemployment, the amount of the deemed distribution shall be restored to the Employee.

               8.5 Calculation of present value for cash-out of benefits and for determining amount of benefits.

               (a) This Section 8.5 shall apply to all distributions from the Plan and from annuity contracts purchased to provide Accrued Retirement Income other than distributions described in Section 1.417-1T(e)(3) of the income tax regulations issued under the Retirement Equity Act of 1984.

               (b) (1) For purposes of determining whether the present value of (A) an Employee's vested accrued benefit; (B) a qualified  joint  and survivor  annuity,  within  the meaning  of
          Section 417(b) of the Code; or (C) a qualified preretirement survivor annuity within the meaning of Section 417(c)(1) of the Code exceeds $3,500, the present value of such benefits or annuities shall be calculated by using an interest rate no greater than the Applicable Interest Rate.

                    (2) In no event shall the present value of any such benefit or annuity determined under this Section 8.5(b) be less than the present value of such benefits or annuities determined using the Applicable Interest Rate.

               (c) (1) For purposes of determining the amount of an Employee's vested Accrued Retirement Income, the interest rate used shall not exceed:

                         (A) the Applicable Interest Rate if the present value of the benefit (using such rate or rates) is not in excess of $25,000; or

                         (B) 120 percent of the Applicable Interest Rate if the present value of the benefit exceeds $25,000 (as determined under (A)). In no event shall the present value determined under this (B) be less than $25,000.

                    (2) In no event shall the amount of the benefit or annuity determined under this Section 8.5(c) be less than the greater of:

                         (A) the amount of such benefit determined under the Plan's provisions for determining the amount of benefits other than Sections 8.5; or

                         (B) the amount of such benefit determined using the Applicable Interest Rate if the value determined in
                    Section 8.5(c)(1) is less than $25,000 or 120 percent of the Applicable Interest Rate if the value determined in Section 8.5(c)(1) is not less than $25,000.

               (d) In no event shall the amount of any benefit or annuity determined under this Section 8.5 exceed the maximum benefit permitted under Section 415 of the Code.

               (e) (1) For purposes of this Section 8.5, "Applicable Interest Rate" shall mean the interest rate or rates which would be used as of the date distribution commences by the Pension Benefit Guaranty Corporation for purposes of valuing lump sum payments under the Plan if the Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date.

                    (2) Notwithstanding the foregoing, if the provisions of the Plan other than Section 8.5(e) so provide, the Applicable Interest Rate shall be determined as of the first day of the Plan Year in which a distribution occurs rather than as of the date distribution commences.

               (f) (1) This Section 8.5 shall apply to distributions in Plan Years beginning after December 31, 1984, other than distributions under annuity contracts distributed to or owned by an Employee prior to September 17, 1985 unless additional contributions are made under the Plan by the Employer with respect to such contracts.

                    (2)  Notwithstanding  the foregoing,  this Section
               8.5 shall not apply to any distributions in Plan Years beginning after December 31, 1984, and before January 1, 1987, if such distributions were made in accordance with the requirements of the income tax regulations issued under the Retirement Equity Act of 1984.

               8.6 Retirement Income under Prior Plan. Any person entitled to receive Retirement Income under Article VIII of the Prior Plan shall only be entitled to receive Retirement Income in accordance with the provisions of such Prior Plan in effect at the time his service was terminated, except that any such person whose service terminated prior to January 1, 1976:

               (a) with at least twenty (20) years of Accredited Service may elect to receive Retirement Income commencing prior to his Normal Retirement Date in accordance with Section 8.2;

               (b) who shall have returned to the employment of the Employer, whether before or after January 1, 1976, and shall be an Employee who is entitled to receive Retirement Income in respect of his Accredited Service after January 1, 1976, his years of Accredited Service under the Prior Plan with respect to his service before January 1, 1976, shall, for the purpose of calculating his Minimum Retirement Income, be aggregated with his years of Accredited Service after his reemployment. His Accrued Retirement Income to the date of termination of his service payable in accordance with Article VIII of the Prior Plan shall be treated as Prior Plan Retirement Income and his Years of Service prior to the date of termination of his service shall be restored to his credit. It shall be a condition of the treatment provided for in this paragraph (b) that: (1) the Employee rescind any election of payment and designation of a Provisional Payee which he shall have made under the Prior Plan and which shall be in effect at the time of his return to the employment of the Employer and (2) if he is receiving Retirement Income, his Retirement Income shall cease during his period of employment and any Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

               8.7 Requirement for Direct Rollovers. This Section 8.7 applies to distributions made from the Plan on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article VIII, a Distributee may elect, at the time and in the manner prescribed by the Retirement Board, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

               (a)  Definitions

                    (1)  Eligible Rollover Distribution

                    An Eligible Rollover  Distribution is any  distribution
               of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                         (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's spouse, or for a specified period of 10 years or more;

                         (B)  any   distribution   to   the   extent   such
                    distribution is required under  Code Section 401(a)(9);
                    and

                         (C) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                    (2)  Eligible Retirement Plan

                    An Eligible Retirement Plan is an individual retirement
               account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution for a Provisional Payee, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                    (3)  Distributee

                    A Distributee includes an Employee  or former Employee.
               In addition, a Distributee includes the Employee's or former Employee's spouse who is an alternate payee under a qualified domestic relations order, as defined in Code
               Section 414(p).

                    (4)  Direct Rollover

                    A  Direct  Rollover is  a payment  by  the Plan  to the
               Eligible Retirement Plan specified by the Distributee.

                                      ARTICLE IX

                                    Contributions
          9
               9.1 Contributions generally. All contributions which the Employer deems necessary to provide the Retirement Incomes under the Plan in excess of the fund derived from the split-up of the Commonwealth pension plan will be made from time to time by or on behalf of the Employer and no contributions will be required of the Employees. All contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI, and if a group annuity contract shall be entered into with a life insurance company ("contract with an insurance company"), contributions may also be made to the insurance company.

               The minimum amount of contributions to be made by or on behalf of the Employer for any Plan Year of the Plan shall be such amount as is required to meet the minimum funding standards of ERISA and any regulations in respect thereto. However, the Employer is under no obligation to make any contributions under the Plan after the Plan is terminated, whether or not Retirement Income accrued or vested prior to the date of termination has been fully funded. All contributions are expressly conditioned upon the deductibility of such contributions by the Employer pursuant to Section 404 of the Code.

               9.2  Return  of Employer  contributions.   All contributions
          made  pursuant  to the  Plan  shall be  held  by  the Trustee  in accordance with the terms of the Trust Agreement for the exclusive benefit of those Employees who are Participants under the Plan, including former Employees and their Beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and Trust, to the extent that such expenses are not otherwise paid. At no time prior to the satisfaction of all liabilities with respect to such Employees and their Beneficiaries shall any part of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of such Employees and their Beneficiaries. However, notwithstanding the provisions of this Section 9.2:

               (a) If a contribution is conditioned upon the deductibility of the contributions under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall upon written request of the Employer, return the contribution (to the extent disallowed) to the Employer within one year after the date the deduction is disallowed.

               (b) If a contribution or any portion thereof is made by the Employer by a mistake of fact, the Trustee shall, upon written request of the Employer, return the contribution or such portion to the Employer within one year after the date of payment to the Trustee.

               The  amount which may be returned to the Employer under this
          Section 9.2, is the excess of (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned.

               (c) If permitted under Federal common law, the Company may recover any other contributions to the Plan or payments to any other entity to the extent such contributions or payments unjustly enrich or otherwise gratuitously benefit such entity.

               9.3 Expenses. Prior to termination of the Plan, all investment expenses (including brokerage costs, transfer taxes, shipping expenses, and charges of correspondent banks of the Trustee) and any taxes which may be levied against the Trust shall be charged to the Trust. All other expenses prior to the termination of the Plan shall be paid by the Employer or charged to the Trust, as determined in the discretion of The Southern Company Pension Fund Investment Review Committee. After the termination of the Plan, all expenses shall be levied against the Trust and shall be charged to the Trust.

                                      ARTICLE X

                                Administration of Plan
          10
               10.1 Retirement Board. The general administration of the Plan shall be placed in a Retirement Board of five (5) members who shall be appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.

               10.2 Organization and transaction of business of Retirement Board. Any person appointed a member of the Retirement Board shall signify his acceptance by filing written acceptance with the Board of Directors. Any member of the Retirement Board may resign by delivering his written resignation to the Board of Directors, and such resignation shall become effective at delivery or at any later date specified therein.

               The members of the Retirement Board shall elect a Chairman from their number, and a Secretary who may be but need not be one of the members of the Retirement Board, and shall designate an actuary to act in actuarial matters relating to the Plan. They may appoint from their number such committees with such powers as they shall determine, may authorize one or more of their number or any agent to make any payment in their behalf, or to execute or deliver any instrument except that a requisition for funds from the Trustee shall be signed by two (2) members of the Retirement Board.

               The Retirement Board shall hold meetings upon such notice, at such place or places, and at such time or times as they may from time to time determine.

               A majority of the members of the Retirement Board at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Retirement Board at any meeting shall be by the vote of a majority of the Retirement Board at the time in office. Any determination or action of the Retirement Board may be made or taken without a meeting by a resolution or written memorandum concurred upon by a majority of the members then in office.

               No member of the Retirement Board who is also an Employee of the Employer shall receive any compensation from the Plan for his service as such. No bond or other security need be required of any member in any jurisdiction except as may be required by ERISA.

               10.3 Administrative  responsibilities  of Retirement  Board.
          The Retirement Board, in addition to the functions and duties provided for elsewhere in the Plan, shall have exclusive discretionary authority for the following:

               (a)  construing and interpreting the Plan;

               (b) determining all questions affecting the eligibility of any Employee, retired Employee, Provisional Payee, or alternate payee;

               (c) determining all questions affecting the amount of the benefit payable hereunder;

               (d) ascertaining the persons to whom benefits shall be payable under the provisions hereof;

               (e) to the extent provided in the Plan, authorizing and directing disbursements of benefits from the Plan;

               (f) making final and binding determinations in connection with any questions of fact which may arise regarding the operation of the Plan;

               (g) making such rules and regulations with reference to the operation of the Plan as it may deem necessary or advisable, provided that such rules and regulations shall not be inconsistent with the express terms of the Plan or ERISA;

               (h) prescribing such procedures and adopting such forms as it determines necessary under the terms of the Plan; and

               (i) reviewing such denials of claims for benefits as may arise.

               Any decision, determination, construction, interpretation, ascertainment, authorization, direction, rule, regulation, prescription, or review that the Retirement Board may make or give in carrying out its duties or functions under this Section
          10.3 shall be binding and conclusive.

               10.4 Retirement Board, the "Administrator". For the purposes of compliance with the provisions of ERISA, the Retirement Board shall be deemed the "administrator" of the Plan as the term "administrator" is defined in ERISA, and the Retirement Board shall be, with respect to the Plan, a "named fiduciary" as that term is defined in ERISA. For the purpose of carrying out its duties, the Retirement Board may, in its discretion, allocate responsibilities under the Plan among its members and may, in its discretion, designate in writing, as set forth in the minutes of the Retirement Board, persons other than members of the Retirement Board to carry out such responsibilities of the Retirement Board under the Plan as it may see fit.

               10.5 Fiduciary responsibilities. It is intended, that to the maximum extent permitted by ERISA, each person who is a "fiduciary" with respect to the Plan as that term is defined in ERISA shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the trust or other funding medium as shall each person designated by any fiduciary to carry out any fiduciary responsibility with respect to the Plan, the trust or other funding medium and no fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the trust or other funding medium.

               Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a "party in interest" as that term is defined in ERISA.

               10.6 Employment of actuaries and others. The Retirement Board may employ such "enrolled actuaries" and independent
          "qualified public accountants" as such terms are defined in ERISA, legal counsel who may be of counsel to the Employer, other specialists, and other persons as the Retirement Board deems necessary or desirable in connection with the administration of the Plan. The Retirement Board and any person to whom it may delegate any duty or power in connection with the administration of the Plan, the Employer, and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any enrolled actuary, independent qualified public accountant, counsel, or other specialist or other person selected by the Retirement Board or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee or any insurance company. Any action so taken, omitted, or suffered in accordance with the provisions of this Section 10.6 shall be conclusive upon each Employee, former Employee, and Provisional Payee covered under the Plan.

               10.7 Accounts and tables. The Retirement Board shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for actuarial valuations with respect to the operation and administration of the Plan. The Retirement Board shall prepare annually a report showing in reasonable summary the financial condition of the Trust and giving a brief account of the operation of the Plan for the past year, and any further information which the Board of Directors may require. Such report shall be submitted to the Board of Directors and shall be filed in the office of the Secretary of the Retirement Board.

               The Retirement Board may, with the advice of an enrolled actuary, adopt from time to time mortality and other tables as it may deem necessary or appropriate for use in calculating benefits under the Plan.

               10.8 Indemnity of members of Retirement Board. To the extent not compensated for by any applicable insurance, the Employer shall indemnify and hold harmless each member of the Retirement Board and each Employee of the Employer designated by the Retirement Board to carry out any fiduciary responsibility with respect to the Plan from any and all claims, loss, damages, expense (including counsel fees approved by the Board of Directors) and liability (including any amount paid in settlement with the approval of the Board of Directors) arising from any act or omission of such member or Employee designated by the Retirement Board in connection with the Plan or the Trust, except where the same is determined by the Board of Directors or is judicially determined to be due to a failure to act in good faith or is due to the gross negligence or willful misconduct of such member or Employee. No assets of the Plan may be used for any such indemnification.

               10.9 Areas in which the Retirement Board does not have responsibility. The Retirement Board shall not have responsibility with respect to control or management of the assets of the Plan. The Trustee or an insurance company, if funds of the Plan shall be held by an insurance company, shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement or contract with an insurance company, except to the extent that an "Investment Manager," as that term is defined in ERISA, appointed by the Board of Directors shall have responsibility for the management of the assets of the Plan, or some part thereof, including the power to acquire and dispose of the assets of the Plan, or some part thereof.

               The responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA shall be that of the Board of Directors or such committee, whether or not comprised of members of the Board of Directors, as the Board of Directors may from time to time designate and shall not be the responsibility of the Retirement Board.

               Effective July 23, 1993, the Pension Fund Investment Review Committee of The Southern Company System shall recommend for approval by the Board of Directors any Investment Manager that shall have responsibility with respect to management of any Plan assets. In addition, the Pension Fund Investment Review
          Committee shall assume all responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA.

               10.10 Claims Procedures. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Retirement Board or its delegatee shall:

               (a) provide adequate notice in writing to any Employee, former Employee, retired Employee, or Provisional Payee (each being hereinafter in the paragraph referred to as "participant") whose claim for benefit under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such participant; and

               (b) afford a reasonable opportunity to any participant whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

                                      ARTICLE XI

                                 Management of Trust
          11
               11.1 Trust.   All  assets of  the Plan  shall be  held as  a
          special trust for use in accordance with the Plan.

               The funds of the Plan shall be held by a Trustee, or by a successor trustee appointed from time to time by the Board of Directors in trust or held by a life insurance company in accordance with the provisions of a contract with such insurance company entered into by the Trustee or the Employer. The Trust Agreement and contract with an insurance company may from time to time be amended in the manner therein provided.

               11.2 Disbursement of the Trust Fund. Subject to the provisions of the Trust Agreement or contract with an insurance company the Retirement Board shall determine the manner in which the funds of the Plan shall be disbursed pursuant to the Plan, including the form of voucher or warrant to be used in making disbursements and the due qualification of persons authorized to approve and sign the same. The responsibility for the retention and investment of funds held by the Trustee shall lie with the Trustee and not with the Retirement Board, and the responsibility for the retention and investment of funds held by an insurance company shall lie with the insurance company and not with the Retirement Board. However, if in accordance with a Trust Agreement forming a part of the Plan (including any pooled trust agreement in which a trust forming a part of the Plan participates) a contract with an insurance company shall be held by the Trustee as an investment of the trust, directions may be given from time to time to the Trustee by such board of directors or committee or person or persons as may be specified in the Trust Agreement to transfer funds of the trust to the life insurance company which issued such contract or to transfer funds from the life insurance company to the Trustee, as the case may be.

               11.3 Rights in the Trust. Under no circumstances shall amounts of money or other things of value contributed by the Employer to the Plan, or any part of the corpus or income of the Trust held by the Trustee under the Plan, be recoverable by the Employer from the Trustee or from any Employee, retired Employee, or Provisional Payee, or be used for, or diverted to, purposes other than for the exclusive benefit of the Employees, retired Employees, and Provisional Payees covered hereunder; provided, however, that, if after satisfaction of all liabilities of the Trust with respect to Employees, retired Employees, and Provisional Payees under the Plan, there is any balance remaining, the Trustee shall return such balance to the Employer. Notwithstanding the above, upon the approval of the Internal Revenue Service or the enactment or promulgation of any laws or regulations by any governmental authority, the Employer shall be authorized to rededicate all or a portion of the assets allocated to fund Retirement Income under the Plan to the separate account to fund medical benefits under Article XV of the Plan.

               11.4 Merger of the Plan. The Plan shall not be merged or consolidated with, or any of its assets or liabilities transferred to, any other plan, unless each Employee included in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan then terminated).

                                     ARTICLE XII

                               Termination of the Plan
          12
               12.1 Termination of the Plan. The Plan may be terminated at any time by action of the Board of Directors of the Employer in accordance with the amendment procedures provided in Section
          13.1. Upon such termination or partial termination all Accrued Retirement Income of Employees to the date of such termination, to the extent then funded, shall become nonforfeitable and the assets of the Plan which have not previously been allocated to provide Retirement Income shall then be paid out to Employees, former Employees, and Provisional Payees in accordance with the applicable requirements of ERISA and regulations thereunder governing termination of "employee pension benefit plans" as defined in ERISA. If after satisfaction of all liabilities, as provided above, there is any balance remaining in the Trust, the Trustee shall return such balance to the Employer.

                 In the first instance, subject to the foregoing limitations, such remaining assets shall be allocated among all persons in the following categories for whom such Retirement Income or other benefits have not previously been provided, namely, (a) Employees who have been retired under the Plan,
          (b) Employees who at the date of termination of the Plan are included in the Plan, (c) former Employees who at the date of the termination of their employment were entitled to payment of Retirement Income in accordance with Article VIII, and (d) former Employees who have transferred to an Affiliated Employer in accordance with Section 4.6 and are still in the employ or receiving a retirement income from such company (including their Provisional Payees, if any). Retirement Income already purchased under any contract with an insurance company will be payable in accordance with the provisions of that contract.

               12.2 Limitation   on  benefits   for  certain   highly  paid
          employees.

               (a) The annual payments to an Employee described in paragraph (b) below shall not exceed an amount equal to the payments that would be made to or on behalf of such Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Retirement Income and the Employee's other benefits under this Plan (other than a Social Security supplement) and any Social Security supplement that the restricted Employee is entitled to receive. The restrictions in this paragraph (a) do not apply, however, if --

                    (1) after payment to an Employee described in paragraph (b) of all benefits payable to such Employee under this Plan, the value of this Plan's assets equals or exceeds

               110% of the value of current liabilities, as defined in Code
               Section 412(c)(7), or

                    (2) the value of the benefits payable to such Employee under this Plan for an Employee described in paragraph (b) below is less than 1% of the value of current liabilities before distribution.

               (b) The Employees whose benefits are restricted on distribution include all highly compensated employees and highly compensated former employees (as such terms are defined in Treasury Regulation Section 1.401(a)(4)-12); provided, however, that Employees whose benefits are subject to restriction under this Section 12.2 shall be limited to only those Employees who in the current or in any previous Plan Year were one of the 25 non-excludable Employees of the Employer with the greatest compensation from the Employer.

               12.3 Allocation of Trust upon termination. Subject to the provisions of Section 12.2, if the Plan is terminated and the amount of the Trust to be used and applied in accordance with the provisions of Section 12.1 for the benefit of each retired Employee, Employee, or former Employee who was a member of the BECO Plan on January 1, 1974 shall not be less than (x) multiplied by (y) where (x) equals the amount which would have been used and applied for the benefit of each such retired Employee, Employee, or former Employee (including their Provisional Payees, if any) had the BECO Plan been terminated on January 1, 1974 and allocation of the trust fund under the BECO Plan then been effected for the benefit of the retired Employees, Employees, and former Employees included therein pursuant to the applicable provisions of the BECO Plan and (y) equals the lesser of 100%, or a percentage determined by dividing the dollar value as of the date of such termination of the Plan of the amount of the Trust allocated to provide Retirement Income for the benefit of such persons had the BECO Plan been terminated on January 1, 1974. If any Employee, retired Employee, former Employee, or Provisional Payee shall have received any payment from the Trust with respect to retirement benefits accrued under the BECO Plan prior to January 1, 1974, any amount otherwise allocable to such person in accordance with this Section 12.3 shall be reduced by the amount of any payments to him.

                                     ARTICLE XIII

                                Amendment of the Plan
          13
               13.1 Amendment of the Plan.

               (a) The Plan may be amended or modified at any time by the Board of Directors pursuant to its written resolutions, provided that no amendment or modification which will substantially increase the cost of the Plan will be made by the Board of Directors without approval, at a meeting of the stockholders duly called for that purpose, by the vote of a majority of the stock present and entitled to vote at such meeting.

               (b) Such amendments and modifications (without limiting the generality of the foregoing) may, among other things, make any changes in the Plan which may become appropriate if, for any reason, the Employer should in the future find it necessary or desirable not to complete payment of the past service costs of the Plan in the manner and within the period now contemplated or should find it necessary or desirable to reduce the amounts of Future Service contributions to be paid by the Employer after such amendment or modification. Such amendments and modifications may also (without limiting the generality of the foregoing), make any changes necessary or desirable to make the costs of the Plan eligible for tax deductions or to make the income of the Trust exempt from taxation or to bring the Plan into conformity or compliance with ERISA or with governmental regulations. Notwithstanding the foregoing, no amendment shall be made which has the effect of decreasing the Accrued Retirement Income of any Employee, former Employee or Provisional Payee, or any former employees of BECO rehired under the BECO Plan and for whom annuities have not been purchased under the BECO Plan as provided under the limitations of Section 411(d)(6) of the Code.



















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                                     ARTICLE XIV

                                  Special Provisions
          14
               14.1 Adoption of Plan by other corporations.

               (a) Any corporation, whether or not related to the Employer by function or operation and any affiliate, if such corporation or affiliate is authorized to do so by a resolution adopted by the Board of Directors of the Employer, may adopt this Plan as a separate Plan for all eligible Employees or any separate, distinct, and identifiable class or group of Employees and the related Trust Agreement, by action of the board of directors of such corporation or affiliate. Any such adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors indicating such adoption and by the execution of the Adoption Agreement by the adopting corporation or affiliate. Such resolution shall state and define the effective date of the Plan for the purpose of such adopting corporation and, for the purpose of Section 415 of the Code, the "limitation year" as to such corporation. Notwithstanding the foregoing, however, if the Plan as adopted by an affiliate or other corporation under the foregoing provision shall fail to receive the initial approval of the Internal Revenue Service as a qualified plan, any contributions by such affiliate or other corporation after payment of all expenses will be returned to such adopting corporation free of any trust, and the Plan and the Trust Agreement as to such adopting affiliate or other corporation shall terminate.

               (b) Each adopting affiliate or other corporation shall be required to use the same Trustee as provided in this Plan.

               (c) The Trustee may, but is not required to, commingle, hold, and invest as one fund all contributions (or any portion thereof) made by each adopting affiliate or other corporation.

               (d) Any contributions made by an affiliate or other corporation, as provided for in this Plan, shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such an affiliate or other corporation and the beneficiaries of such Employees, subject to all the terms and conditions of this
          Plan. On the basis of information furnished by the administrator, the Trustee shall keep separate books and records concerning the affairs of each adopting affiliate or other corporation hereunder.

               14.2 Exclusive benefit. The Employer intends that the Plan (including the Trust forming a part thereof) shall be a pension plan of an employer for the exclusive benefit of its Employees and their beneficiaries subject to Section 11.3, as provided for in Section 401 of the Code, and as may be provided for in any similar provisions of subsequent revenue laws, and that the Trust shall qualify as an employees' trust which shall be exempt under
          Section 501(a) of the Code, and any similar provisions of subsequent revenue laws, as a trust forming part of such a plan.

               14.3 Assignment or alienation. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment (either at law or in equity), pledge, encumbrance, charge, garnishment, levy, execution, or other legal or equitable process and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, levy, execute, or enforce other legal or equitable process against the same shall be void, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit.

               If any Employee or retired Employee or any Provisional Payee under the Plan is adjudicated bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit under the Plan or if any action shall be taken which is in violation of the provisions of the immediately preceding paragraph, then such benefit shall cease and terminate and in that event the Retirement Board shall hold or apply the same or any part thereof to or for the benefit of such Employee or retired Employee or Provisional Payee in such manner as the Retirement Board may think proper.

               Notwithstanding the above, the Retirement Board and Trustee shall comply with any "domestic relations order" (as defined in
          Section 414(p)(1)(B) of the Code) which is a "qualified domestic relations order" satisfying the requirements of Section 414(p) of the Code. The Retirement Board shall establish procedures for
          (a) notifying Employees and alternate payees who have or may have an interest in benefits which are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits which are subject to qualified domestic relations orders.

               14.4 Voluntary undertaking. This Plan is strictly a voluntary undertaking on the part of the Employer and shall not be deemed to constitute a contract between the Employer or any other company and any Employee or to be a consideration for, or an inducement or condition of, the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge or retire any Employee at any time. Inclusion under the Plan will not give any Employee or Provisional Payee any right or claim to a Retirement Income except to the extent such right is specifically fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee or of any insurance company which may hold funds of the Plan.

               14.5 Top-Heavy  Plan requirements.   For  any Plan  Year the
          Plan shall be determined to be a Top-Heavy Plan, the Plan shall provide the following:

               (a)  the minimum benefit requirement of Section 14.7; and

               (b)  the vesting requirement of Section 14.8.

               14.6 Determination of Top-Heavy status.

               (a) For any Plan Year commencing after December 31, 1983, the Plan shall be determined to be a "Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Employees entitled to participate in this Plan and any Plan of an Aggregation Group.

               (b)  For Plan  Years beginning after December 31,  1986, the
          Accrued  Retirement  Income  of   a  Non-Key  Employee  shall  be
          determined under the accrual method under the Plan.

               (c) For any Plan Year commencing after December 31, 1983, the Plan shall be determined to be a "Super Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan in an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Employees entitled to participate in this Plan and any plan of an Aggregation Group.

               For purposes of Sections 14.6(a) and 14.6(b), if any Employee is a Non-Key Employee for any Plan Year, but such
          Employee was a Key Employee for any prior Plan Year, such Employee's Present Value of Accrued Retirement Income and/ or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, for Plan Years beginning after December 31, 1984, if an Employee or former Employee has not performed any services for the Employer or any Affiliated Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income for such Employee or former Employee shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan.

               (d) An Employee's "Aggregate Account" as of the Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top-Heavy status.

               (e)  An  "Aggregation Group"  shall  mean either  a Required
          Aggregation   Group  or   a  Permissive   Aggregation  Group   as
          hereinafter determined.

                    (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                    In the case of a Required Aggregation  Group, each plan
               in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Aggregation Group is not a Top-Heavy Group.

                    (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) or 410. Such group shall be known as a Permissive Aggregation Group.

               In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a

          Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a Top-Heavy Plan even if the Permissive Group is a Top-Heavy Group.

                    (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top-Heavy Plans.

               (f) The "Determination Date" shall mean with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

               (g) A "Key Employee" shall mean any Employee or former Employee (and his beneficiaries) who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is:

                    (1) an officer of the Employer having an annual compensation from the Employer greater than fifty percent (50%) of the amount in effect under Code Section
               415(b)(1)(A) for any such  Plan Year.  For purposes  of this
               Section 14.6(g)(1), only those employers which are incorporated shall be considered as having officers, and no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers. Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h), or Section 403(b) of the Code.

                    (2) one of the ten (10) Employees (A) having annual compensation from the Employer greater than the limitation in effect under Code Section 415(c)(1)(A) and (B) owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employer. For purposes of this
               Section 14.6(g)(2), if two (2) Employees have the same interest in the Employer, the Employee having the greater annual compensation from the Employer shall be treated as having a larger interest.

                    (3) a "five-percent owner" of the Employer. The term "five-percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code

               Sections 414(b), (c), and (m) shall be treated as separate employers.

                    (4) a "one-percent owner" of the Employer having an annual compensation from the Employer of more than $150,000. The term "one-percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code
               Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers. However, in determining whether an individual has compensation of more than $150,000, compensation from each employer required to be aggregated under Code Sections 414(b), (c), and (m) shall be taken into account.

               (h) A "Non-Key Employee" shall mean any Employee who is not a Key Employee as defined in Section 14.6(g).

               (i) An Employee's "Present Value of Accrued Retirement Income" shall mean as of the Determination Date, the sum of the following:

                    (1) the Present Value of his Accrued Retirement Income as of the most recent valuation occurring within a twelve
               (12) month period ending on the Determination Date.

                    (2) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that such distributions are already included in the Employee's Present Value of Accrued Retirement Income as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted.

                    (3) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to qualified deductible employee contributions shall not be considered to be a part of the Employee's Present Value of Accrued Retirement Income.

                    (4) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Employee's Present Value of Accrued Retirement Income. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Employee's Present Value of Accrued Retirement Income.

                    (5) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Employee's Present Value of Accrued Retirement Income, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

               (j) A "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

                    (1) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

                    (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

          exceeds sixty percent (60%) of a similar sum determined for all Employees.

               14.7 Minimum Retirement Income for Top-Heavy Plan Years. Notwithstanding anything herein to the contrary, for any Top-Heavy Plan Year, the minimum Accrued Retirement Income derived from Employer contributions for each Non-Key Employee, including benefits accrued in years in which the Plan is not a Top-Heavy Plan, shall equal a percentage of such Non-Key Employee's highest average compensation not less than the lesser of: (a) two percent (2%) multiplied by the Employee's number of Years of Service with the Employer, or (b) twenty percent (20%). For purposes of the minimum benefit, an Employee's Years of Service shall exclude (a) Plan Years in which the Plan is not a Top-Heavy Plan, and (b) Years of Service completed prior to

          January 1, 1984.   The minimum benefit  required by this  Section
          14.7 shall be calculated using the Employee's total compensation and expressed in the form of a single life annuity (with no ancillary benefits) beginning at such Employee's Normal
          Retirement Date. An Employee's average compensation shall be based on the five (5) consecutive years for which the Employee had the highest compensation.

               Notwithstanding the foregoing, in any Plan Year in which a Non-Key Employee is an Employee in both this Plan and a defined contribution plan, and both such plans are Top-Heavy Plans, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit and the full separate minimum defined contribution plan allocation. Therefore, if a Non-Key Employee is participating in a defined contribution plan maintained by the Employer and the minimum allocation under Code Section 416(c)(2) is allocated to the
          Non-Key Employee under such defined contribution plan, the minimum Accrued Retirement Income provided for above shall not be applicable, and no minimum benefit shall accrue on behalf of the Non-Key Employee. Alternatively, the Employer may satisfy the minimum benefit requirement of Code Section 416(c)(1) for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation Section 1.416-1(m-12).

               14.8 Vesting requirements for Top-Heavy Plan Years. Notwithstanding the provisions of Section 8.1, for any Top-Heavy Plan Year, the vested portion of an Employee's Accrued Retirement Income shall be determined on the basis of the Employee's Vesting Years of Service according to the following schedule:

                    Years of Service        Vested Percentage

                      less than 2                    0
                          2                         20
                          3                         40
                          4                         60
                          5                         80
                      6 or more                    100

          The minimum Retirement Income for any Top-Heavy Plan Year shall not be forfeited during any period for which the payment of the Employee's Retirement Income is required to be suspended under
          Section 5.10 of the Plan.

               If in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the Retirement Board may, in its sole discretion, elect to (a) continue to apply this vesting schedule in determining the vested percentage of an Employee's Accrued Retirement Income or (b) revert to the vesting schedule in effect before the Plan became a Top-Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan. No decrease in an Employee's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year.

               14.9 Adjustments to maximum benefits for Top-Heavy Plans.

               (a) In the case of an Employee who is a participant in a defined benefit plan and a defined contribution plan maintained by the Employer, and such plans as a group are determined to be Top-Heavy for any limitation year beginning after December 31, 1983, "1.0" shall be substituted for "1.25" in each place it appears in the denominators of Fractions A and B, as set forth in
          Section 6.5 of the Plan, unless the extra minimum benefit is provided pursuant to Section 14.9(b). Super Top-Heavy Plans shall be required at all times to substitute "1.0" for "1.25" in the denominator of each plan fraction.

               (b) If a Key Employee is a participant in both a defined benefit plan and a defined contribution plan that are both part of a Top-Heavy Group (but neither of such plans is a Super Top-Heavy Plan), the defined benefit and defined contribution fractions set forth in Section 6.5 shall remain unchanged, provided that in Section 14.7 above, "three percent (3%)" shall be substituted for "two percent (2%)" and "twenty percent (20%)" shall be increased by one (1) percentage point (but not more than ten (10) percentage points) for each Year of Service included in the computations under Section 14.7.

               (c) For purposes of this Section 14.9, if the sum of the defined benefit plan fraction and the defined contribution fraction shall exceed 1.0 in any Plan Year for any Employee in this Plan, the Employer shall eliminate any amounts in excess of the limits set forth in Section 6.5, pursuant to Section 6.7 of the Plan.

                                      ARTICLE XV

                           Post-retirement Medical Benefits
          15
               15.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

               (a) "Pensioned Employee" means a former Employee of the Employer (1) who is eligible to receive Retirement Income after the attainment of his Normal or Deferred Retirement Date, as applicable, pursuant to the terms of the Plan, (2) who was insured under the Employer's program of medical insurance benefits on the last day worked prior to retirement, (3) who is not insured under any group insurance plan providing hospitalization and medical coverage to which the Employer contributes, (4) who resides in the United States,and (5) who has become eligible for Medicare and, if the Pensioned Employee's retirement occurred before attainment of Medicare eligibility, the premiums for hospitalization and medical coverage were being deducted from his Retirement Income continuously until his eligibility for Medicare. A "Pensioned Employee" shall not include a Key Employee, as defined in Section 14.6(g), or effective January 1, 1991, any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

               (b) "Spouse " means the Pensioned Employee's spouse (1) who is not legally separated from the Pensioned Employee, (2) who was insured under the Employer's program of medical insurance benefits on the last day prior to the Pensioned Employee's retirement, (3) who resides in the United States, (4) who is not insured under any group insurance plan providing hospitalization and medical coverage to which the Employer contributes, (5) who meets the eligibility requirements of the Medicare program, (6) who has become eligible for Medicare and, if the Pensioned Employee's retirement occurred before his Spouse became eligible for Medicare, premiums for hospitalization and medical coverage for both the Pensioned Employee and his Spouse were being deducted from his Retirement Income continuously until his Spouse became eligible for Medicare, and (7) in the case of a surviving spouse of a deceased Pensioned Employee, who was insured as a Spouse at the time of the Pensioned Employee's death.

               (c) "Covered Individual" means a Pensioned Employee or Spouse of a Pensioned Employee who is eligible to receive medical benefits under Article XV.

               15.2 Eligibility of Pensioned Employees and their Spouses.

               (a) A person who is a Pensioned Employee on January 1, 1989 shall be eligible for coverage as a Pensioned Employee on January 1, 1989, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

               (b) An Employee who becomes a Pensioned Employee on or after January 1, 1989 shall be eligible for coverage on the date he becomes a Pensioned Employee, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

               (c) A Spouse of a Pensioned Employee shall be eligible for coverage under this Plan on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder and
          (2) the date such person becomes a Spouse.

               15.3 Medical benefits.   The medical benefits provided under
          this Article XV by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit A and specifically incorporated herein by reference in its entirety, as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

               15.4 Termination of coverage.

               (a) Coverage of any Pensioned Employee shall cease as follows:

                    (1)  when   Article  XV  is   amended,  terminated,  or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned Employee fails to make when due any required contribution; or

                    (3)  as otherwise provided in Exhibit A.

               (b)  Coverage of a Spouse shall cease as follows:

                    (1)  when  Article  XV   is  amended,  terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned Employee fails to make when due any required contribution; or

                    (3)  as otherwise provided in Exhibit A.

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






               15.5 Continuation of coverage to certain individuals.

               (a) Anything in Article XV to the contrary notwithstanding, a Pensioned Employee or Spouse shall be entitled to elect continued medical coverage as provided under the terms of Article XV upon the occurrence of a Qualifying Event, provided such Pensioned Employee or Spouse was entitled to benefits under
          Article XV on the day prior to the Qualifying Event.

                    (1) "Qualifying Event" means with respect to any Pensioned Employee or Spouse, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from his Spouse, or
               (C) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

               (b) The Pensioned Employee or Spouse electing continued coverage under this Section 15.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

               (c) The continuation coverage elected by a Pensioned Employee or Spouse shall begin on the date of the Qualifying
          Event and end not earlier than the first to occur of the following:

                    (1)  The third anniversary of the Qualifying Event;

                    (2)  The termination of Article XV of the Plan;

                    (3) The failure of the Pensioned Employee or Spouse to pay any required contribution when due;

                    (4) The date on which the Pensioned Employee or Spouse first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

                    (5) The date the Spouse becomes covered under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Spouse.

               (d)  Any   election  to   continue   coverage   under   this
          Section 15.5   shall  be   made   during  the   election   period
          (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee or Spouse receives notice of a Qualifying Event from the Employer.

               (e) The Employer shall provide each Pensioned Employee and Spouse, if any, written notice of the rights provided in this
          Section 15.5. The Pensioned Employee or Spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 15.5(a)(1)(B), and the Employer shall provide the Spouse written notice of the rights provided in this
          Section 15.5 within fourteen (14) days thereafter.

               15.6 Contributions to fund medical benefits. Any contributions which the Employer deems necessary to provide the medical benefits under Article XV will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in
          Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under
          Article XV. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XV. In no event at any time prior to the satisfaction of all liabilities under this Article XV shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XV. Effective January 1, 1991, subject to the requirements of Code Section 420, the Employer shall have the right, in its sole discretion, to transfer any excess corpus or income of the Plan allocated to fund Retirement Income to the separate account to fund medical benefits under this Article XV.

               The amount of contributions to be made by or on behalf of the Employer for any Plan Year shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XV, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under
          Article XV after Article XV is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

               The medical benefits provided under this Article XV, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

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






               Subject to any transitional rule applicable to contributions made under this Article XV prior to January 1, 1990, effective October 3, 1989, the aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Spouse shall be treated as an Annual Addition as defined in Section 6.6(a) to any defined contribution plan maintained by the Employer.

               15.7 Pensioned Employee Contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because his Spouse has become ineligible for coverage under this Article XV. No person shall become covered under this Article XV for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this
          Article XV shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

               15.8 Amendment of Article XV. The Employer reserves the right, through action of its Board of Directors, to amend Article XV (including Exhibit A) pursuant to Section 13.1 or the Trust without the consent of any Pensioned Employee or his Spouse, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Spouse prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XV, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned

          Employee or his Spouse. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Spouse any right to continued benefits under this Article XV.

               15.9 Termination of Article XV. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to
          Section 13.1, may terminate this Article XV or permanently discontinue contributions at any time in its sole discretion. This Article XV, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Spouse. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Spouse any right to continued benefits under this
          Article XV. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit A to Section 15.3 of the Plan to its Pensioned Employees, this Article XV of the Plan shall automatically terminate with respect to the Pensioned Employees and their Spouses of such Employer without the requirement of any action by such Employer.

               15.10  Reversion  of  assets  upon termination.    Upon  the
          termination of this Article XV and the satisfaction of all liabilities under this Article XV, all remaining assets in the separate account described in Section 15.6 shall be returned to the Employer.

                                     ARTICLE XVI

                        Post-retirement Medical Benefits Prior
                       to Attainment of Normal Retirement Date


               16.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

               (a) "Pensioned Employee" means a former Employee of the Employer who is receiving Retirement Income after his retirement at his Early Retirement Date and prior to attainment of his Normal Retirement Date, pursuant to the terms of the Plan, and who was insured under the Employer's program of medical insurance benefits on the last day prior to his retirement. The term "Pensioned Employee" shall not include (1) any former Employee who terminated his service with the Employer prior to his Early Retirement Date and who is entitled to Retirement Income under the Plan or, effective January 1, 1991, (2) a Key Employee, as defined in Section 14.6(g), or (3) any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

               (b) "Dependents" means a person who was insured by the Pensioned Employee under the Employer's program of medical insurance on the last day prior to retirement and who is:

                    (1) the spouse of the Pensioned Employee, or

                    (2)  an   unmarried  child  of  either  or  both  under
               nineteen (19) years of age, or

                    (3) an unmarried child of either or both under twenty-three (23) years of age who is a full-time student in a course of study or training (approved by the Employer), not employed on a regular full-time basis and chiefly dependent upon the Pensioned Employee for support, or

                    (4) an unmarried child of either or both who is mentally or physically incapacitated and unable to support himself and chiefly dependent upon the Pensioned Employee for support, if the incapacity begins and is certified to the Employer by a Doctor of Medicine or Osteopathy before the child reaches the age of nineteen (19) years. Whenever a claim for benefits under Article XVI is submitted, another certification of incapacity must be with the claim. The Employer is entitled to have its physician examine such child prior to acceptance of such child's coverage and periodically thereafter to ensure the continuation of incapacity.

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






               The term "child" as used in this definition is limited to the following:

                    (1)  Any natural child of the Pensioned Employee;

                    (2) Any child of the Pensioned Employee's spouse who regularly and permanently resides with the Pensioned Employee and such spouse in a parent-child relationship during the marriage; and

                    (3) A child placed for adoption with a Pensioned Employee (as such term is defined in Exhibit C).

               16.2  Application for and commencement of Coverage.

               (a) Every Pensioned Employee, as defined in Section 16.1, shall be entitled to apply for coverage for himself and his eligible Dependents.

               (b)  If the required contributions for coverage of a covered individual have been paid in advance in accordance with Article XVI, the Employer's coverage of a Pensioned Employee and his Dependents who were continuously covered under a prior medical plan maintained by the Employer on December 31, 1989 or the day before the retirement of a Pensioned Employee, shall continue under Article XVI commencing with such effective date, subject to any waiting periods. Application for such prior medical plan shall be deemed to be application for coverage under Article XVI.

               16.3  Medical benefits.  The medical benefits provided under this Article XVI by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit C and specifically incorporated herein by reference in its entirety, and as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

               16.4  Termination of coverage.

               (a) Coverage of any Pensioned Employee shall cease as follows:

                    (1)  when   Article  XVI  is  amended,  terminated,  or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned Employee fails to make when due any required contribution; or

                    (3)  as otherwise provided in Exhibit C.

               (b)  Coverage of any Dependent shall cease as follows:

                    (1)  when  Article  XVI  is  amended,   terminated,  or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned Employee fails to make when due any required contribution; or

                    (3)  as otherwise provided in Exhibit C.

               16.5  Continuation of coverage to certain individuals.

               (a) Anything in Article XVI to the contrary notwithstanding, a Pensioned Employee, Dependent spouse, or Dependent child shall be entitled to elect continued medical coverage as provided under the terms of Article XVI upon the occurrence of a Qualifying Event, provided such Pensioned Employee, Dependent spouse, or Dependent child was entitled to benefits under Article XVI on the day prior to the Qualifying Event.

                    (1) "Qualifying Event" means with respect to any Pensioned Employee, Dependent spouse, or Dependent child, as appropriate, (A) the death of the Pensioned Employee,
               (B) the divorce or legal separation of the Pensioned Employee from the Dependent spouse, (C) a Dependent child ceasing to be a Dependent as defined under the requirements of Article XVI, or (D) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

               (b) The Pensioned Employee or Dependent electing continued coverage under this Section 16.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

               (c) The continuation coverage elected by a Pensioned Employee, Dependent spouse, or Dependent child shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

                    (1)  The third anniversary of the Qualifying Event;

                    (2)  The termination of Article XVI of the Plan;

                    (3) The failure of the Pensioned Employee or Dependent to pay any required contribution when due;

                    (4) The date on which the Pensioned Employee or Dependent first becomes, after the date of his election,
               (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or
               (B) entitled to benefits under Title XVIII of the Social Security Act; or

                    (5) The date the Dependent spouse becomes covered under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Dependent spouse.

               (d)  Any  election to continue  coverage under  this Section
          16.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee, Dependent spouse, or Dependent child receives notice of a Qualifying Event from the Employer.

               (e) The Employer shall provide each Pensioned Employee and Dependent spouse, if any, written notice of the rights provided in this Section 16.5. The Pensioned Employee or Dependent spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 16.5(a)(1)(B) or (C), and the Employer shall provide the Dependent spouse or Dependent child written notice of the rights provided in this Section 16.5 within fourteen (14) days thereafter. Notice to the Dependent spouse shall be deemed notice to each Dependent child residing with such spouse at the time such notification is made.

               16.6 Contributions to fund medical benefits. Any contributions which the Employer deems necessary to provide the medical benefits under Article XVI will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees in amounts determined in the sole discretion of the Employer from time to time. All contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under Article XVI. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVI. In no event at any time prior to the satisfaction of all liabilities under this
          Article XVI shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this
          Article XVI.     Effective  January  1,  1991,   subject  to  the
          requirements of Code Section 420, the Employer shall have the right, in its sole discretion, to transfer any excess corpus or income of the Plan allocated to fund Retirement Income to the separate account to fund medical benefits under this Article XVI.

               The minimum amount of contributions to be made by or on behalf of the Employer for any Plan Year shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVI, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVI after Article XVI is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

               The medical  benefits provided under this  Article XVI, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan. Subject to any transitional rule applicable to contributions made under this Article XVI prior to January 1, 1990, effective October 3, 1989, the aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Dependents shall be treated as an Annual Addition as defined in Section 6.6(a) to any defined contribution plan maintained by the Employer.

               16.7 Pensioned Employee Contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this Article XVI. No person shall become covered under this Article XVI for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this
          Article XVI shall be returned upon written request but only provided such written request by or on behalf of the Pensioned

          Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

               16.8  Amendment of  Article XVI.  The Employer  reserves the right, through  action  of its  Board  of Directors  pursuant  to
          Section 13.1, to amend Article XVI (including Exhibit C) or the Trust without the consent of any Pensioned Employee, or any Dependent of a Pensioned Employee, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XVI, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or the Dependent of any Pensioned Employee. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or the Dependent of any Pensioned Employee any right to continued benefits under this Article XVI.

               16.9 Termination of Article XVI. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to
          Section 13.1, may terminate this Article XVI or permanently discontinue contributions at any time in its sole discretion. This Article XVI, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or the Dependent of any Pensioned Employee. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or the Dependent of any Pensioned Employee any right to continued benefits under this Article XVI. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit C to Section 16.3 of the Plan to its Pensioned Employees, this Article XVI of the Plan shall automatically terminate with respect to the Pensioned Employees of such Employer without the requirement of any action by such Employer.



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               16.10    Reversion of  Assets  upon Termination.    Upon the
          termination of this Article XVI and the satisfaction of all liabilities under this Article XVI, any remaining assets in the separate account described in Section 16.6 shall be returned to the Employer.
















































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               IN WITNESS  WHEREOF, the Board of Directors of Alabama Power
          Company  through   its  authorized  officers  has   adopted  this
          amendment and restatement  of the Pension  Plan for Employees  of
          Alabama Power Company this       day of                ,     , to
          be effective January 1, 1989.


                                       ALABAMA POWER COMPANY



                                       By:
                                       Its:


          ATTEST:



          By:
          Its:


               [CORPORATE SEAL]



























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